                                                                    EXHIBIT 10.4

                               CiDRA CORPORATION

                      PREFERRED STOCK PURCHASE AGREEMENT

                                 JUNE 20, 2000

                               TABLE OF CONTENTS

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
1.   Purchase and Sale.....................................................   1
     1.1   Cisco Systems, Inc. Nominee.....................................   1
     1.2   Scudder Securities Trust - Scudder Technology Fund Nominee......   2
2.   Closing of Purchase and Sale..........................................   2
     2.1   Closing; Closing Date...........................................   2
     2.2   Transactions at Closing.........................................   2
3.   Representations and Warranties of the Company.........................   3
     3.1   Organization, Standing and Qualification........................   3
     3.2   Capitalization..................................................   3
     3.3   Validity of Stock...............................................   4
     3.4   Subsidiaries....................................................   4
     3.5   Financial Statements............................................   4
     3.6   Authorization; Approvals........................................   5
     3.7   No Conflict with Other Instruments..............................   6
     3.8   Labor Agreements and Actions....................................   6
     3.9   Title to Properties; Liens and Encumbrances.....................   6
     3.10  Compliance with Other Instruments...............................   7
3.11 Patents, Trademarks and Other Intangible Assets.......................   7
     3.12  Taxes...........................................................   8
     3.13  Contracts.......................................................   9
     3.14  Litigation......................................................   9
     3.15  Private Offering................................................   9
     3.16  Full Disclosure.................................................   9
     3.17  Fees and Commissions............................................  10
     3.18  Interested Party Transactions...................................  10
     3.19  ERISA...........................................................  10
     3.20  Section 83(b) Elections.........................................  10
     3.21  Company Transactions............................................  10

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
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     3.22  Permits.........................................................  11
     3.23  Insurance.......................................................  11
     3.24  Certain Tax-Related Provisions..................................  11
4.   Representations, Warranties and Covenants of the Investors............  11
     4.1   Authorization...................................................  11
     4.2   Investment Representations......................................  11
     4.3   Investment Experience; Access to Information....................  11
     4.4   Absence of Registration.........................................  12
     4.5   Restrictions on Transfer........................................  12
     4.6   Transfer Instructions...........................................  13
     4.7   Economic Risk...................................................  13
     4.8   Fees and Commissions............................................  13
     4.9   Offering Memorandum Acknowledgement.............................  13
5.   Conditions to Closing of the Investors................................  14
     5.1   Representations and Warranties..................................  14
     5.2   Performance.....................................................  14
     5.3   Consents, etc...................................................  14
     5.4   Compliance Certificates.........................................  14
     5.5   Proceedings and Documents.......................................  14
     5.6   Co-Sale Agreement...............................................  14
     5.7   Voting Agreement................................................  14
     5.8   Opinion of Counsel..............................................  14
     5.9   IPO Warrants....................................................  15
6.   Conditions to Closing of the Company..................................  15
7.   Affirmative Covenants.................................................  15
     7.1   Inspection......................................................  15
     7.2   Accounting......................................................  15
     7.3   Annual Financial Statements.....................................  15
7.4  Monthly Financial Statements; Compliance Reports Budgets; Reports.....  16
     7.5   Use of Proceeds.................................................  16
     7.6   Public Information..............................................  17

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
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     7.7   Insurance.......................................................  17
     7.8   Observer Rights.................................................  17
     7.9   Confidentiality.................................................  18
     7.10  Right of First Refusal..........................................  19
     7.11  Maintenance of Existence and Properties, etc....................  22
     7.12  Termination of Covenants........................................  22
8.   Registration..........................................................  22
     8.1   Definitions.....................................................  22
     8.2   Required Registration...........................................  23
     8.3   Registration Procedures.........................................  24
     8.4   Limitations on Required Registrations...........................  26
     8.5   Incidental Registration.........................................  27
     8.6   Limitations on Incidental Registration..........................  28
     8.7   Designation of Underwriter......................................  28
     8.8   Form S-3........................................................  28
     8.9   Cooperation by Prospective Sellers..............................  29
     8.10  Expenses of Registration........................................  30
     8.11  Indemnification.................................................  30
     8.12  Rights That May Be Granted to Subsequent Investors..............  33
     8.13  Transfer of Registration Rights.................................  33
     8.14  "Stand-Off" Agreement...........................................  34
     8.15  Delay of Registration...........................................  34
9.   Negative Covenants....................................................  34
10.  Amendment of Existing Provisions......................................  35
11.  Expenses..............................................................  35
12.  Survival of Agreements................................................  35
13.  Notices...............................................................  36
14.  Modifications; Waiver.................................................  37
15.  Exculpation Among Investors...........................................  38
16.  Entire Agreement; Aggregation.........................................  38
17.  Successors and Assigns................................................  38

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18.  Connecticut Presence and Repurchase Obligation........................  38
19.  Enforcement...........................................................  41
20.  Execution and Counterparts............................................  42
21.  Governing Law and Severability........................................  42
22.  Headings..............................................................  42
23.  Waiver and Consent....................................................  42
24.  Frederick J. Leonberger - Conflict of Interest........................  42
25.  IPO Participation.....................................................  42
26.  Notification of Acquisition Proposal or Initiation of Sale............  44
27.  Confirmation of Notice and Waiver.....................................  46

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                                   SCHEDULES
                                   ---------

1     -    List of Investors
2     -    Key Employees and Consultants
3     -    Existing Stockholders
4     -    Amerindo Group
5     -    MSD Group
3.1   -    Qualifications
3.2   -    Security Holders of the Company
3.4   -    Joint Venture, Partnership, or Similar Arrangement
3.5   -    Exceptions to the Financial Statements
3.9   -    Real and Personal Property of the Company
3.11  -    Patents, Trademarks and Other Intangible Assets of the Company
3.12  -    Taxes
3.13  -    Contracts
3.17  -    Fees and Commissions
3.18  -    Interested Party Transactions
3.23  -    Insurance

                                   EXHIBITS
                                   --------

A     -    Form of Warrant

                      PREFERRED STOCK PURCHASE AGREEMENT

     THIS AGREEMENT, dated as of June 20, 2000, is entered into by and between the CiDRA Corporation, a Delaware corporation ("Company"), with an office at 50 Barnes Park North, Wallingford, Connecticut 06492, and the investors identified on Schedule 1 attached hereto (each, an "Investor" and collectively, "Investors"), and, solely for the purposes of Sections 8, 10 and 14 hereof, the key employees and consultants listed in Schedule 2 attached hereto (each, a "Key Employee" and collectively, "Key Employees"), and, solely for the purposes of Sections 7, 8, 10 and 23, certain existing stockholders listed on Schedule 3 attached hereto (each an "Existing Stockholder" and collectively, "Existing Stockholders").

                                  WITNESSETH:

     WHEREAS, the Investors desire to purchase shares of Series D Convertible Preferred Stock, par value $.01 per share ("Series D Preferred Stock"), of the Company, having the rights, preferences, privileges and restrictions set forth in the Company's Fifth Restated Certificate of Incorporation in form and substance acceptable to the Investors ("Fifth Restated Certificate") and incorporated herein by reference, and warrants in the form of Exhibit A attached hereto ("Warrants"), and the Company desires to sell to the Investors the shares of Series D Preferred Stock and Warrants.


     NOW, THEREFORE, the parties agree as follows:

     1. Purchase and Sale. Subject to the provisions of this Agreement, on the Closing Date (as hereinafter defined) the Company will (i) sell to the Investors, and the Investors will purchase from the Company, an aggregate of up to 1,110,622 shares of Series D Preferred Stock, each Investor to purchase the number of shares of Series D Preferred Stock set forth in the column designated "Closing," opposite such Investor's name on Schedule l annexed hereto, at a purchase price of $90.00 per share ("Initial Purchase Price"), and (ii) issue the Warrants. The obligation of the Investors to purchase the number of shares of Series D Preferred Stock set forth opposite such Investors' names on
Schedule 1 shall be several and not joint.

       1.1 Cisco Systems, Inc. Nominee. Unless Cisco Systems, Inc. ("Cisco") notifies the Company to the contrary, all shares of Series D Preferred Stock and the Warrant issued to Cisco hereunder, and all shares of Class A Common Stock issued upon conversion of the Series D Preferred Stock, and all shares of securities issuable upon exercise of the Warrant, shall be issued in the name of the Cisco nominee noted below; provided, however, that any notices issued with respect to such stock and securities shall be addressed to Cisco at its address as set forth on Schedule 1 hereto. Cisco's nominee registration information is as follows: Coastdock & Co., c/o State Street Bank, P.O. Box 5756, Boston, Massachusetts 02206 (for mail deliveries), 105 Rosemont Avenue, Westwood, Massachusetts 02209 (for courier deliveries), attention: Babette Thompson (781) 302-6184 (office), (781) 302-8198 (facsimile). The shares of Series D Preferred Stock and the Warrant will be held on behalf of Cisco by such nominee solely for Cisco's internal business purposes and Cisco shall retain all rights and obligations of a stockholder of the Company, regardless of whether such shares and such Warrant are held by a nominee, and all rights and covenants of Cisco under this Agreement, the Amended and Restated Co-Sale Agreement (to be entered into pursuant Section 5.6 hereof) and the Amended and Restated Voting Agreement (to be entered into pursuant
Section 5.7 hereof), shall remain rights and covenants of Cisco directly.

       1.2  Scudder Securities Trust - Scudder Technology Fund Nominee.
Unless Scudder Securities Trust - Scudder Technology Fund ("Scudder") notifies the Company to the contrary, all shares of Series D Preferred Stock and the Warrant issued to Scudder's nominee hereunder, and all shares of Class A Common Stock issued upon conversion of the Series D Preferred Stock, and all shares of securities issuable upon exercise of the Warrant, shall be issued in the name of the Scudder nominee noted below; provided, however, that any notices issued with respect to such stock and securities shall be addressed to Scudder at its address as set forth on Schedule 1 hereto. Scudder's nominee registration information is as follows: Spanglestar & Co., DTC/New York Window, A/C of
State Street Bank, 55 Water Street, Plaza Level--3rd Floor, New York, New York, 10041, attention: Robert Mendez. The shares of Series D Preferred Stock and the Warrant will be held on behalf of Scudder by such nominee solely for Scudder's internal business purposes and Scudder shall retain all rights and obligations of a stockholder of the Company, regardless of whether such shares and such Warrant are held by a nominee, and all rights and covenants of Scudder under this Agreement, the Amended and Restated Co-Sale Agreement (to be entered into pursuant Section 5.6 hereof) and the Amended and Restated Voting Agreement
(to be entered into pursuant Section 5.7 hereof), shall remain rights and covenants of Scudder directly.

     2.  Closing of Purchase and Sale.
         ----------------------------

          2.1 Closing; Closing Date. The initial purchase and sale of the Series D Preferred Stock and Warrants pursuant to Section 1 ("Closing") shall take place at the offices of the law firm of Day, Berry & Howard LLP, CityPlace I, Hartford, Connecticut 06103, or at such other place as may be agreed upon by the Company and the Investors, at 11:00 a.m. local time on June 20, 2000 or at such other time as may be agreed upon by the Company and the Investors ("Closing Date").

          2.2 Transactions at Closing. At the Closing, the Company shall deliver (i) to each Investor certificates representing the Series D Preferred Stock and (ii) to each Participating Investor (as defined in Section 5.9 hereof) Warrants being purchased hereunder at the Closing, against delivery by the Investor of a wire transfer of immediately available funds or a certified check in the amount of the purchase price therefor or other consideration agreed upon by the Company.

     3. Representations and Warranties of the Company. The Company represents and warrants that:

         3.1 Organization, Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its property and assets and to conduct its business as proposed to be conducted by it. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated by this Agreement. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business and its ownership or leasing of property require that the Company become so qualified.

         3.2 Capitalization. The authorized capital stock of the Company, as of the Closing Date, will consist of: (a) 7,020,000 shares of preferred stock, par value $.01 per share ("Preferred Stock") of which (i) 1,300,000 shares are designated Series A Convertible Preferred Stock ("Series A Preferred Stock"), 1,275,161 of which are issued and outstanding; (ii) 2,500,000 shares are designated Series B Convertible Preferred Stock ("Series B Preferred Stock"), 2,489,272 of which are issued and outstanding; and (iii) 2,100,000 shares are designated Series C Convertible Preferred Stock, 1,624,225 of which are issued and outstanding ("Series C Preferred Stock"); and (iv) 1,120,000 shares are designated as Series D Convertible Preferred Stock, none of which are issued or outstanding as of the date of this Agreement; and (b) 62,720,000 shares of Class A Common Stock, par value $.001 per share ("Class A Common Stock"), of which 9,442,211 are issued and outstanding and (i) 7,800,000 shares are reserved for issuance upon conversion of the Series A Preferred Stock on a 6 to 1 basis; (ii) 15,000,000 shares are reserved for issuance upon conversion of the Series B Preferred Stock on a 6 to 1 basis; (iii) 12,600,000 shares are reserved for issuance upon conversion of the Series C Preferred Stock on a 6 to 1 basis; (iv) 6,720,000 shares are reserved for issuance upon conversion of the Series D Preferred Stock on a 6 to 1 basis, and (v) 7,410,000 shares are reserved for issuance pursuant to the Company's 1997 Stock Option Plan (the "1997 Plan") that has been adopted by the Company and an option granted to an outside director of the Company; (each of which in clauses (b) (i), (ii) (iii), (iv) and (v) are referred to collectively as "Reserved Shares"). The Board of Directors shall have the right to determine the rights and preferences of undesignated Preferred Stock and sell such stock. The list set forth in
Schedule 3.2 hereto is a complete and correct list of all security holders of the Company, showing their holdings of issued and outstanding shares of Company securities (including options) as of the date of this Agreement. The outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Class A Common Stock have been duly authorized and validly issued in accordance with applicable law (including federal and state securities laws), and are fully paid and non-assessable. Except as set forth in this Agreement, holders of shares of the Company's capital stock have no preemptive rights. Except for the transactions contemplated by this Agreement and as set forth on Schedule 3.2 and Schedule 3.13 hereto, there are (a) no outstanding warrants, options, convertible securities or rights to subscribe for or purchase any capital stock or other securities from the Company, (b) no voting trusts or voting agreements among, or irrevocable proxies executed by, stockholders of the Company, (c) no existing rights of stockholders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities, (d) no agreements among stockholders providing for the purchase or sale of the Company's capital stock, and (e) no obligations (contingent or otherwise) of the Company to purchase, redeem, or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

         3.3 Validity of Stock. The Series D Preferred Stock, when issued, sold, and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The shares of Class A Common Stock issuable upon conversion of the Series D Preferred Stock have been duly authorized and reserved for issuance by all necessary corporate action and when issued and delivered in accordance with the terms of the Fifth Restated Certificate, will be duly and validly issued, fully paid and non-assessable. The Warrants, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable. The securities issuable upon exercise of the Warrants will be duly authorized and reserved for issuance prior to or at such time as the Warrants become exercisable in accordance with their terms, and when issued and delivered will be duly and validly issued, fully paid and nonassessable.

         3.4 Subsidiaries. Except as set forth in Schedule 3.4, the Company does not own or control, directly or indirectly, any other corporation, partnership, association or business entity. Except as set forth in Schedule 3.4, the Company is not a participant in any joint venture, partnership, or similar arrangement.

         3.5  Financial Statements.  The Company has furnished the
Investors with an audited balance sheet as of December 31, 1999, an unaudited balance sheet as of May 31, 2000 ("Unaudited Balance Sheet"), audited statements of income (loss) for the period from December 31, 1998 through December 31, 1999 and unaudited statements of income (loss) for the period from January 1, 2000 through May 31, 2000 ("Unaudited Statements of Income"), (collectively, "Financial Statements," copies of which are attached hereto as Schedule 3.5). Except as described in Schedule 3.5, the Financial Statements are true and correct in all material respects, are in accordance with the books and records of the Company and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, and fairly and accurately present in all material respects the financial position of the Company as of such dates and the results of its operations for the periods then ended, provided that the Financial Statements may not contain all footnotes required by GAAP and the Unaudited Balance Sheet and Unaudited Statements of Income are subject to normal year-end audit adjustments, which year-end audit adjustments will not be material individually or in the aggregate. Except as described in
Schedule 3.5, the Company has no liabilities, debts or obligations, whether accrued, absolute or contingent other than liabilities reflected or reserved against in either the Unaudited Balance Sheet or the December 31, 1999 audited financial statements, and liabilities incurred since May 31, 2000 ("Balance Sheet Date") in the ordinary and usual course of business. Since the Balance Sheet Date, except as contemplated by this Agreement or as described in Schedule 3.5, the Company has been operated in the ordinary and usual course of business, and there has not been:

              (a) any change in the assets, liabilities, condition (financial or otherwise) or business of the Company from that reflected in the Unaudited Balance Sheet, or the trend of operating results of the Company from that reflected in the Unaudited Statements of Income;

              (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted as set forth in the Company's Private Placement Memorandum dated May 2000 ("Operating Plan"));

              (c) any waiver by the Company of a valuable right or of a material debt owed to it;

              (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not individually or in the aggregate adverse to the assets, properties, condition (financial or otherwise), operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

              (e) any change or amendment to a material contract or arrangement by or to which the Company or any of its assets or properties is bound or subject;

              (f) any material change in any compensation agreement or agreement with any employee;

              (g) any loans made by the Company to its employees, officers, or directors, other than travel advances made in the ordinary course of business;

              (h) any sale, transfer or lease of, except in the ordinary course of business, or mortgage or pledge of imposition of lien on, any of the Company's assets; or

              (i) to the Company's knowledge, any other event or condition of any character that would materially adversely affect the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted).

         3.6 Authorization; Approvals. All corporate action on the part of the Company necessary for the authorization, execution, delivery, and performance of all its obligations under this Agreement and for the authorization, issuance, and delivery of the Series D Preferred Stock and Warrants being sold under this Agreement and of the Class A Common Stock issuable upon conversion of the Series D Preferred Stock has been (or will be) taken prior to the Closing. The Company will take all corporate action necessary to issue the requisite securities from time to time pursuant to the exercise of the Warrants. This Agreement, when executed and delivered by or on behalf of the Company, shall constitute the valid and legally binding obligation of the Company, legally enforceable against the Company in accordance with its terms, except to the extent that the enforceability of the Warrants may be limited by applicable law or regulations, or the rules of the National Association of Securities Dealers or a determination, comment or judgment of or by the Securities and Exchange Commission. The Company has obtained or will obtain prior to the Closing Date all necessary consents, authorizations, approvals and orders, and has made all registrations, qualifications, designations, declarations or filings with all federal, state, or other relevant governmental authorities required on the part of the Company to be made prior to the Closing Date in connection with the consummation of the transactions contemplated by this Agreement.

         3.7 No Conflict with Other Instruments. The execution, delivery and performance of the Agreement and the conduct of the Company's business as described in the Operating Plan will not result in any violation of, be in conflict with, or constitute a default under any terms or provision of (i) the Fifth Restated Certificate or By-laws; (ii) any judgment, decree or order to which the Company is a party; (iii) any agreement, contract, understanding, indenture or other instrument to which the Company is a party, the effect of which would give rise to a material adverse effect on the Company; or (iv) any statute, rule or governmental regulation applicable to the Company.

         3.8 Labor Agreements and Actions. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending or threatened, which could have a material adverse effect on the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or Key Employee (as defined hereinafter), or that any group of Key Employees, intends to terminate such person's employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing persons.

         3.9  Title to Properties; Liens and Encumbrances.  Set forth on
Schedule 3.9 hereto is a list of all of the real and personal property (excluding items with an original cost (or in the case of intellectual property a fair market value) of less than $1,000) owned, leased or licensed to or by the Company. In the case of leased or licensed property, complete and correct copies of such leases and licenses have been made available to the Investors. Except as set forth on Schedule 3.9 hereto, (i) the Company has good and marketable title to all of the properties and assets, both real and personal, tangible and intangible, that it purports to own, including the properties and assets reflected on the Unaudited Balance Sheet, and they are not subject to any mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge except routine statutory liens securing liabilities not yet due and payable and minor liens, encumbrances, restrictions, exceptions, reservations, limitations and other imperfections which do not materially detract from the value of the specific asset affected or the present use of such asset; and (ii) the Company is not in default or in breach of any material provision of its leases or licenses and holds a valid leasehold or licensed interest in the property it leases or that is licensed to it.

          3.10 Compliance with Other Instruments. The Company is not in default (a) under its Fifth Restated Certificate or its By-laws or, in any material respect, under any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument document or agreement to which the Company is a party or by which it or any of its property is bound or affected or (b) with respect to any order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which default, in any such case, would materially and adversely affect or in the future is reasonably likely to materially and adversely affect the Company's business prospects, condition (financial or otherwise), affairs, operations or assets. To the knowledge of the Company, no third party is in material default under any material agreement, contract or other instrument, document or agreement to which the Company is a party or by which it or any of its property is affected.

          3.11  Patents, Trademarks and Other Intangible Assets.
                -----------------------------------------------

          (a) Schedule 3.11 hereto is a true and complete list and summary description of all patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, none of which is in dispute or in any conflict with the right of any other person or entity except as indicated on Schedule
3.11. Except as set forth in Schedule 3.11, the Company: (i) owns or has the right to use, free and clear of all liens, claims and restrictions, all patents, trademarks, service marks, trade names and copyrights, and licenses and rights with respect to the foregoing, used and sufficient for the conduct of its business as now conducted and proposed to be conducted as described in the Operating Plan without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing; and (ii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

          (b) Except as set forth on Schedule 3.11, the Company owns and/or has the unrestricted right to use all trade secrets, including know-how, inventions, designs, processes, works of authorship, computer programs (with the exception of normal software purchased and sold as such) and technical data and information (collectively, "intellectual property") required for or incident to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, free and clear of and without violating any right, lien, or claim of others, including without limitation, former employees and former employers of its past and present employees.

          (c) The Company has taken security measures to protect the secrecy, confidentiality, and value of all the Company's intellectual property, which measures are reasonable and customary in the industry in which it intends to operate. Each of the Company's employees and other persons who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed the Company's intellectual property, or who has knowledge of or access to information about the Company's intellectual property, have entered into a written agreement with the Company, (i) providing that the intellectual property and other information are proprietary to the Company and are not to be divulged or misused, and (ii) transferring to the Company, without any further consideration being given therefor by the Company, all of such employee's or other person's right, title and interest in and to such intellectual property and other information and to all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to such intellectual property and information.

          (d) The Company has not received any communications alleging that the Company has violated or by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as provided to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company other than those that have been assigned to the Company pursuant to the Intellectual Property Agreement signed by such employee.

          3.12 Taxes. Except as set forth on Schedule 3.12, the Company has accurately prepared and timely filed all federal income and payroll tax returns and filings and all state and municipal tax returns that are required to be filed by it ("Tax Returns") and has paid or made provision for the payment of all amounts due pursuant to such returns. The Tax Returns are true and complete in all material respects. None of the Tax Returns have been audited by the Internal Revenue Service or any state taxing authority, as the case may be, the Company has not been advised that any of such Tax Returns will be so audited, and there are no waivers in effect of the applicable statute of limitations for any period. No deficiency assessment or proposed adjustment of federal income taxes or state or municipal taxes of the Company is pending and the Company has no knowledge of any proposed liability for any tax to be imposed. The

Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that related solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

          3.13 Contracts. Schedule 3.13 contains a true and complete list of all material contracts and agreements to which the Company is a party or by which its property is bound. Except as set forth on Schedule 3.13 hereto, the Company has no employment or consulting contracts, deferred compensation agreements or bonus, incentive, profit-sharing, or pension plans currently in force and effect, or any understanding with respect to any of the foregoing.
Schedule 3.13 hereto also lists all employment, non-competition and confidentiality agreements, any employee or consultant of the Company or any other entity.

          3.14 Litigation. No action, proceeding or governmental inquiry or investigation is pending or threatened against the Company or any of its officers, directors or employees (in their capacity as such) or any of the Company's properties before any court, arbitration board or tribunal or administrative or other governmental agency, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limiting its generality, actions pending or known to the Company to be threatened involving the prior employment of any of the Company's employees or use by any of them in connection with the Company's business of any information, property or techniques allegedly proprietary to any of their former employers. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality.
There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

          3.15  Private Offering.  The Company agrees that neither the
Company nor anyone acting on its behalf has offered or will offer such securities of the Company or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Series D Preferred Stock not exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended ("Securities Act"). None of the shares of the Company's capital stock issued and outstanding has been offered or sold in such a manner as to make the issuance and sale of such shares not exempt from such registration requirements, and all such shares of capital stock have been offered and sold in compliance with all applicable federal and state securities laws.

          3.16 Full Disclosure. Neither this Agreement, the Operating Plan nor any other certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, in view of the circumstances in which they were made, provided, however, that the Company makes no representation or warranty (i) with respect to matters specified in the Operating Plan as based on a source other than the Company, or (ii) with respect to any projections, other than that such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections. There is no material fact known to the Company relating to the business, prospects, condition (financial or otherwise), affairs, operations, or assets of the Company that has not been disclosed to each of the Investors by the Company.

          3.17 Fees and Commissions. Except as set forth on Schedule 3.17 hereto, as to which the Company shall be solely liable, the Company has not retained, or otherwise authorized to act, any finder, broker, agent, financial advisor or other intermediary (collectively "Intermediary") in connection with the transactions contemplated by this Agreement and the Company shall indemnify and hold harmless the Investors from liability for any compensation to any Intermediary retained or otherwise authorized to act by, or on behalf of, the Company, and the fees and expenses of defending against such liability or alleged liability.

          3.18 Interested Party. Except as set forth in Schedule 3.18, no officer or director of the Company or any Transactions "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Securities Act) of any such person or entity or the Company has or has had, either directly or indirectly, (a) an interest in any person or entity which (i) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (ii) purchases from or sells or furnishes to the Company any goods or services, or (b) except as set forth on
Schedule 3.13, a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth on Schedule 3.13 hereto, there are no existing material arrangements or proposed material transactions between the Company and any other director, or holder of more than 5% of the capital stock of the Company, or to the knowledge of the Company any affiliate or associate of any such person.

          3.19 ERISA. The Company does not maintain, sponsor, or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan", as those terms are defined in Sections 3(1), 3(2), and 3(37) of the Employee Retirement Income Security Act of 1974, as amended. Except as listed in Schedule 3.13, the Company has no incentive or benefit arrangements.

          3.20 Section 83(b) Elections. All elections and notices permitted by Section 83(b) of the Code, and any analogous provisions of applicable state tax laws have been timely filed by all individuals who have purchased and currently own shares of the Company's Class A Common Stock other than pursuant to any stock option plans of the Company. The Company makes no representation or warranty regarding the content or accuracy of any such election or notice.

          3.21 Company Transactions. The Company has not engaged in the past six
(6) months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company.

          3.22 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden of expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

          3.23 Insurance. Except as set forth in Schedule 3.23, the Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

          3.24 Certain Tax-Related. Except as contemplated by the agreements listed on Schedule 3.13, the Company has Provisions not made any purchase of its capital stock within the one (1) year period preceding the Closing Date and the Company covenants and agrees with the Investors that the Company will not within the one (1) year period following the Closing Date make any purchase of its capital stock that would result in the Series D Preferred Stock issued and sold pursuant to this Agreement to not be eligible for treatment as "qualified business stock" within the meaning of section 1202 of the Code, without the prior written approval of the holders of at least 50% of the Series D Preferred Stock. The Company agrees to submit such reports to the Secretary of the Internal Revenue Service and to the Investors as the Secretary may require to carry out the purposes of such provisions.

     4. Representations, Warranties and Covenants of the Investors. Each Investor, severally and not jointly, represents and warrants that:

          4.1 Authorization. It has full power and authority to enter into and to perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by it and constitutes its valid and legally binding obligation.

          4.2 Investment Representations. It is acquiring the Series D Preferred Stock for its own account, for investment purposes and not with a view to, or for sale in connection with, any distribution of such Series D Preferred Stock or any part thereof.

          4.3 Investment Experience; Access to Information. It (a) is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act, (b) is an investor experienced in the evaluation of businesses similar to the Company, (c) is able to fend for itself in the transactions contemplated by this Agreement, (d) has such knowledge and experience in financial, business and investment matters as to be capable of evaluating the merits and risks of this investment, (e) has the ability to bear the economic risks of this investment, and (f) has been afforded prior to the Closing Date the opportunity to ask questions of, and to receive answers from, the Company and to obtain any additional information, to the extent the Company has such information or could have acquired it without unreasonable effort or expense, all as necessary for the Investor to make an informed investment decision with respect to the purchase of the Series D Preferred Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of such Investor to rely thereon.

          4.4  Absence of Registration. It understands that:

               (a) The Series D Preferred Stock to be sold and issued hereunder is unregistered and may be required to be held indefinitely unless they are subsequently registered under the Securities Act, or an exemption from such registration is available.

               (b) Except as provided in Section 8, the Company is under no obligation to file a registration statement with the Securities and Exchange Commission ("Commission") with respect to the Series D Preferred Stock.

               (c) Rule 144 promulgated under the Securities Act ("Rule 144"), which provides for certain limited sales of unregistered securities, is not presently available with respect to the Series D Preferred Stock, and the Company is under no obligation to make Rule 144 available except as otherwise provided in Section 7.6.

          4.5  Restrictions on Transfer.
               --------------------------

               (a) It will not offer, sell, pledge, hypothecate, or otherwise dispose of the Series D Preferred Stock unless such offer, sale, pledge, hypothecation or other disposition is (i) registered under the Securities Act, or (ii) in compliance with an opinion of counsel to the Investor, delivered to the Company and reasonably acceptable to the Company, to the effect that such offer, sale, pledge, hypothecation or other disposition thereof does not violate the Securities Act. Notwithstanding the foregoing, a transfer of shares of Series D Preferred Stock by an Investor to (x) any family member or trust for the benefit of an individual Investor, (y) a Beneficial Owner or affiliate (each as defined in Section 7.10(g) hereof) or (z) with respect to any Investor that is a registered investment company (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") or an institutional account, or the custodian for such investment company or institutional account, any entity or person with which such Investor is under common investment management, shall not require such registration under the Securities Act, and the Company may require such opinion of counsel only if the transfer is other than a transfer pursuant to Rule 144 under the Securities Act or a transfer to Beneficial Owners or affiliates (each as defined in Section 7.10(g) hereof) of the Investor.

               (b) The certificate(s) representing the Series D Preferred Stock, and any Class A Common Stock issuable upon conversion of the Series D Preferred Stock, shall bear a legend stating in substance:

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE BEEN SOLD IN RELIANCE ON THE EXEMPTION FROM REGISTRATION PROVIDED FROM REGULATIONS UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION THEREFROM, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

               (c) Upon request of a holder of Series D Preferred Stock, and any Class A Common Stock issuable upon conversion of the Series D Preferred Stock, the Company shall remove the legend set forth above from the certificates evidencing such Series D Preferred Stock, or Class A Common Stock, as the case may be, or issue to such holder new certificates therefor free of such legend, if with such request the Company shall have received an opinion of counsel selected by the holder and reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such Series D Preferred Stock, or Class A Common Stock, as the case may be, is not required by the Securities Act to continue to bear the legend; provided, however, that no such opinion of counsel shall be required if such request is made in connection with a transfer (x) pursuant to an offering registered under the Securities Act, or (y) pursuant to Rule 144 under the Securities Act.

          4.6 Transfer Instructions. It agrees that the Company may provide for appropriate transfer instructions to implement the provisions of Section 4.5 hereof.
          4.7 Economic Risk. It understands that it must bear the economic risk of the investment represented by the purchase of Series D Preferred Stock for an indefinite period.

          4.8 Fees and Commissions. It represents and warrants that it has not retained, or otherwise authorized to act, any Intermediary in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Company from liability for any compensation to any intermediary retained or otherwise authorized to act by, or on behalf of, the Investor and the fees and expenses of defending against such liability or alleged liability.

          4.9 Offering Memorandum Acknowledgement. It acknowledges and understands that the Private Placement Memorandum dated May 2000 provided to it by the Company includes certain estimates, projections and other statements that may constitute

"forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended or Section 21E of the Securities Exchange Act of 1934, as amended, and that the Company's independent accountants have neither examined nor compiled the projections and accordingly do not express an opinion or any other form of assurance with respect thereto.

     5. Conditions to Closing of the Investors. The obligation of each Investor on the Closing Date to purchase the Series D Preferred Stock to be purchased under this Agreement by it shall be subject to each of the following conditions precedent, any one or more of which may be waived by Investors purchasing at least 75% of the Series D Preferred Stock to be purchased at the
Closing:
          5.1 Representations and Warranties. The representations and warranties made by the Company herein shall be true and accurate on and as of the Closing Date as if made on such date.

          5.2 Performance. The Company shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by it prior to or at the Closing.

          5.3 Consents, etc. The Company shall have secured all permits, consents and authorizations that shall be necessary or required lawfully to consummate this Agreement and to issue the Series D Preferred Stock to be purchased by each Investor at the Closing, and the Fifth Restated Certificate, shall have been duly filed with the Secretary of State of the State of Delaware.

          5.4 Compliance Certificates. The Company shall have delivered to the Investors or their representative at the Closing an Officer's Certificate to the effect that all conditions specified in Sections 5.1 through 5.3 have been fulfilled.

          5.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investors and their counsel, and the Investors and their counsel shall have received all such counterpart originals or certified or other copies of such documents as the Investors or their counsel may reasonably request.

          5.6 Co-Sale Agreement. Certain of the Company's employees shall have entered into an Amended and Restated Co-Sale Agreement with certain of the Investors, in form and substance acceptable to Investors.

          5.7 Voting Agreement. Certain of the Company's stockholders, including Investors, shall have entered into an Amended and Restated Voting Agreement, in form and substance acceptable to Investors.

          5.8 Opinion of Counsel. The Company shall have delivered to the Investors the opinion of Day, Berry & Howard LLP, counsel to the Company, in form and substance acceptable to Investors.

          5.9 IPO Warrants. As additional consideration for the purchase of the Series D Preferred Stock hereunder, the Company shall have delivered to each of the Investors, except for any Investor managed by Putnam Investment Management, Inc. (such Investors the "Participating Investors"), a warrant (each a "Warrant," and collectively, the "Warrants"), in the form of Exhibit A attached hereto.

     6. Conditions to Closing of the Company. The obligation of the Company on the Closing Date to issue and sell the Series D Preferred Stock to be purchased under this Agreement shall be subject to the representations and warranties made by the Investors herein being true and accurate on and as of the applicable Closing Date as if made on such date.

     7.   Affirmative Covenants.

          7.1 Inspection. The Company covenants and agrees that, for so long as any Investor holds at least 25% of the Series D Preferred Stock originally purchased by it (including for these purposes the Class A Common Stock converted therefrom), as adjusted for stock splits, stock dividends, recapitalizations, reclassifications and similar events (together herein called "Recapitalization Events"), the Company will permit any authorized representatives of such Investor free and full access at all reasonable times and upon reasonable notice to all of the books, records, personnel and properties of the Company, for any purpose whatsoever, subject to Section 7.9 hereof.

          7.2 Accounting. The Company will maintain and cause each of its Subsidiaries (other than inactive Subsidiaries) to maintain a system of accounting established and administered in accordance with GAAP consistently applied, and will set aside on its books and cause each of its operating Subsidiaries to set aside on its books all such proper reserves as shall be required by GAAP. For purposes of this Agreement, "Subsidiary" means any corporation or entity at least a majority of whose voting securities are at the time owned by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

          7.3  Annual Financial Statements.  The Company will deliver to each
Investor:

               (a) within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and statements of income and of cash flow of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by the opinion thereon of a "Big Five" firm of independent public accountants, which opinion shall state that such balance sheet and statements of operations and cash flow have been prepared in accordance with GAAP applied on a basis consistent with that of the preceding fiscal year (except as otherwise approved by the Board of Directors), and present fairly and accurately the financial position of the Company as of their date, and that the audit by such accountants in connection with such financial statements has been made in accordance with Generally Accepted Auditing Standards.

               (b) within 90 days after the end of each fiscal year of the Company, a statement from the Chief Financial Officer ("CFO") regarding compliance with the terms of this and any other major agreements.


          7.4 Monthly Financial Statements; Compliance Reports Budgets; Reports. The Company will deliver, to each Investor:

               (a) within 30 business days after the end of each month: (i) an unaudited consolidated balance sheet of the Company as at the end of such month and unaudited consolidated statements of source and application of funds income and cash flow for such month and for the period from the beginning of the current fiscal year to the end of such month, setting forth in each case in comparative form the figures for the budget in respect of such periods all in reasonable detail and certified, subject to changes resulting from year-end adjustments, by the Company's CFO; and (ii) a statement indicating (A) that the Company is, or is not, in compliance with this and other major agreements and giving the remedies proposed to cure any defaults thereof, (B) that the Company's financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, and (C) that there have, or have not, been any transactions which would cause adjustments to the conversion price per share for the outstanding Preferred Stock, which is $0.50 for the Series A Preferred Stock, $1.165 for the Series B Preferred Stock, $3.25 for the Series C Preferred Stock, and $15.00 for the Series D Preferred Stock ("Conversion Prices"), and if so, the new Conversion Prices and the facts associated with the recomputation of the Conversion Prices.

               (b) at least 30 days prior to fiscal year-end, a budget for the upcoming two fiscal years, containing information set forth in monthly projections for the first year and on an annual basis for the next year, and will contain balance sheets, income statements, and source and application of funds statements; the Company will also provide the Investors with any revisions to the budget within 10 days of their acceptance with an explanation of deviations from the prior budget;

               (c) within 10 days of preparation or occurrence, the Company will furnish the Investors with (i) any communications with shareholders, the financial community, or the Securities and Exchange Commission, including annual and quarterly reports, proxy statements, and press releases, (ii) any report prepared for the Company by an outside consultant, (iii) any reports filed by the Company or its officers with Federal or state regulatory agencies or security exchanges, (iv) any report presented to the Board of Directors, and
(v) notices of any material events; and

               (d) with reasonable promptness, any and all operating reports or financial data as may be reasonably requested, as well as any other information necessary for the Investors to meet their legal requirements.

          7.5 Use of Proceeds. The Company shall use the proceeds from the sale of the Series D Preferred Stock for working capital purposes in connection with the Company's development, manufacturing, and marketing of fiber optic-based products.

          7.6 Public Information. At any time and from time to time after the earlier of the close of business on such date as (a) a registration statement filed by the Company under the Securities Act becomes effective, (b) the Company registers a class of securities under Section 12 of the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto ("Exchange Act"), or (c) the Company issues an offering circular meeting the requirements of Regulation A under the Securities Act, the Company shall undertake to make publicly available and available to the Holders (as hereinafter defined in Section 8), pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of Registrable Stock (as hereinafter defined in Section 8) pursuant to that Rule. The Company shall comply with the current public information requirements of Rule 144 and shall furnish thereafter to any Holder, upon request, a written statement executed by the Company as to the steps it has taken to so comply.

          7.7 Insurance. The Company shall obtain and keep in effect so long as the Board of Directors deem advisable, term life insurance on the lives of certain of the employees as, and in the principal amounts as, the Board of Directors shall determine, in each case with proceeds payable to the Company. The Company will keep and maintain in full force and effect fire, casualty and umbrella liability insurance policies, with extended coverage, reasonably sufficient in amount to allow it to replace any of its properties that might be damaged or destroyed. The Company will keep and maintain in full force and effect director's and officer's liability insurance and employment practices liability insurance.

          7.8  Observer Rights.

               (a) Each of the Amerindo Group (as defined as set forth on Schedule 4 attached hereto), the MSD Group (as defined as set forth on Schedule 5 attached hereto) and Cisco shall be allowed by the Company to designate a representative (for so long as each such Investor continues to own respectively no less than 25% of the Series D Preferred Stock purchased by each such Investor pursuant to this Agreement (or Class A Common Stock into which such shares may be converted, in each case such number of shares appropriately adjusted for stock splits, stock dividends and similar recapitalizations)), to attend and observe any meeting of the Board of Directors, in a nonvoting capacity. The Company shall give each such Investor notice of each meeting of the Board of Directors, provided, however, that a failure to comply with the requirements of this paragraph shall not affect the validity of any meeting of directors, or any action taken at any such meeting.

               (b) The Company shall allow a representative designated by Axiom Venture Partners II, Limited Partnership (for so long as such Investor continues to own no less than 40% of the Series D Preferred Stock purchased by such Investor pursuant to this Agreement and Series C Preferred Stock purchased by each such Investor pursuant to the Preferred Stock Purchase Agreement, dated as of April 19, 1999, by and among the Company and the other parties thereto (the "Series C Purchase Agreement") (or Class A Common Stock into which such shares of Series D Preferred Stock and Series C Preferred Stock may be converted, in each case such number of shares appropriately adjusted for stock splits, stock dividends and similar recapitalizations)), to attend and observe any meeting of the Board of Directors, in a nonvoting capacity. The Company shall give such Investor notice of each meeting of the Board of Directors, provided, however, that a failure to comply with the requirements of this paragraph shall not affect the validity of any meeting of directors, or any action taken at any such meeting.

               (c) With respect to each of CII/NEV LLC, and subject to the provisions of Section 24 hereof, Frederick J. Leonberger, for so long as each such Investor continues to own no less than 40% of the aggregate number of shares of Series D Preferred Stock purchased by each such Investor pursuant to this Agreement (if applicable) and, if applicable, Series A Preferred Stock purchased by each such Investor pursuant to the Series A Purchase Agreement and the Amendatory Agreement (each as hereinafter defined) and Series C Preferred Stock purchased by each such Investor pursuant to the Series C Purchase Agreement (or Class A Common Stock into which such shares of Series D Preferred Stock, Series A Preferred Stock and Series C Preferred Stock may be converted, in each case such number of shares appropriately adjusted for stock splits, stock dividends and similar recapitalizations)), the Company shall invite each such Investor (or in the case of CII/NEV LLC, a representative designated by such Investor) to attend and observe two meetings of the Board of Directors during each calendar year in a non-voting capacity. The Company shall give each such Investor notice of the meetings of the Board of Directors to which such Investor is invited to attend, provided, however, that a failure to comply with the requirements of this paragraph shall not affect the validity of any meeting of Directors, or any action taken at any such meeting.

          7.9 Confidentiality. Any information provided pursuant to Sections 7.1, 7.3 and 7.4 shall be used by each Investor solely in furtherance of its interests as an investor in the Company, and each Investor, or a prospective purchaser who agrees to be bound by the provisions of this
Section 7.9, shall (except as otherwise required by law or as may be requested by a governmental regulatory authority) maintain the confidentiality of all non-public information of the Company obtained under said sections, provided that the Company makes an appropriate designation of any such confidential information, and provided further that, any other term of this Agreement to the contrary notwithstanding, the Company shall not be obligated to disclose any information, the disclosure of which it believes in good faith would be detrimental to the business of the Company. The term "confidential information" shall not include such information that (a) is or becomes generally available to the public other than as a result of a disclosure by an Investor or its agents, representatives or employees; (b) is or becomes available to an Investor on a non-confidential basis from a source (other than the Company or one of its directors, officers, agents, representative or employees) that is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation; or (c) was known to an Investor on a non-confidential basis prior to its disclosure to such Investor by the Company.

          In the event that an Investor, anyone to whom an Investor transmits any confidential information, or any prospective purchaser of Series D Preferred Stock, becomes legally compelled to disclose any confidential information, or such confidential information is requested by a governmental regulatory authority, such person will provide the Company with prompt notice so that it may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 7.9. In the event that such protective order or other remedy is not obtained, or the Company waives compliance with the provisions of this Section 7.9, the Investor will furnish only that portion of the confidential information that it is advised by written opinion of counsel is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the confidential information.

          7.10 Right of First Refusal. The Company hereby grants to each Investor and Existing Stockholder the right of first refusal to purchase, pro rata, all (or any part) of New Securities (as defined in Section 7.10(a) below) that the Company may, from time to time, propose to sell and issue and may (in its sole discretion) assign to each Investor and Existing Stockholder its right to purchase, pro rata, all (or any part) of Employee Stock (as defined in Section 7.10(e) below) that the Company is entitled to, but shall not be obligated to, repurchase from an employee. Each Investor's or Existing Stockholder's pro rata share shall be the ratio of the number of shares of Preferred Stock then held by such Investor or Existing Stockholder as of the date of the Rights Notice (as defined in Section 7.10(b)) or the Repurchase Notice (as defined in Section 7.10(f)), as the case may be, to the sum of the total number of shares of Preferred Stock then held by all Investors and Existing Stockholders (including for this purpose permitted transferees of the Investors and Existing Stockholders pursuant to Section 7.10(f) hereof) as of such date. This Section 7.10 shall be subject to the following provisions:

                (a) "New Securities" shall mean (i) any capital stock of any kind of the Company, whether now or hereafter authorized, and rights, options, or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock and
(ii) any bridge debt securities having a term of less than one year; provided, however, that "New Securities" shall not include (i) securities issuable with respect to Preferred Stock issued on or prior to the date hereof;
(ii) securities offered to the public pursuant to a registration statement filed under the Securities Act; (iii) securities issued in connection with the acquisition of another corporation, business entity or line of business of another business entity by the Company by merger, consolidation, purchase of all or substantially all of the assets, or other reorganization as a result of which the Company owns not less than 51% of the voting power of such corporation;
(iv) shares of the Company's Class A Common Stock or Preferred Stock issued in connection with any Recapitalization Event by the Company; (v) securities reserved, not to exceed 7,410,000 shares of Class A Common Stock, under the 1997 Plan, as adjusted for Recapitalization Events; (vi) securities to be issued in connection with the leasing or acquisition of assets by the Company or supply arrangements for the Company, or securities to be issued to consultants, vendors, equipment lessors, lenders or customers of the Company or in connection with an acquisition of an interest in another entity or the formation of a joint venture; in each case as approved by a majority of the Company's Board of Directors, provided, however, that in the case of an issuance pursuant to subsection 7.10(a)(vi), such issuance shall have been approved (x) by a two-thirds vote of the Company's Board of Directors, in the case of any issuance where the consideration received by the Company is equivalent to no less than $3.25 per Class A Common Stock equivalent share issued (as adjusted for Recapitalization Events) and such issuance, or series of related issuances to the same person, is of securities representing no more than thirty-three percent (33%) of the outstanding capital stock of the Company (on a fully-diluted basis) at the time of such issuance or issuances, or (y) by the unanimous vote of the Capital Committee of the Company's Board of Directors and by a two-thirds vote of the Company's Board of Directors, in the case of any issuance where the consideration received by the Company is equivalent to less than $3.25 per Class A Common Stock equivalent share issued (as adjusted for Recapitalization Events) or such issuance, or series of related issuances to the same person, is of securities representing more than thirty-three percent (33%) of the outstanding capital stock of the Company (on a fully-diluted basis) at the time of such issuance or issuances; or (vii) issuance of the Warrants or the securities issuable upon the exercise of such Warrants.

          (b) If the Company proposes to issue New Securities, it shall give the Investors and Existing Stockholders written notice ("Rights Notice") of its intention, describing the New Securities, the price, the general terms upon which the Company proposes to issue them, and the number of shares that the Investor or Existing Stockholder has the right to purchase under this
Section 7.10. Each Investor and Existing Stockholder shall have ten (10) days from delivery of the Rights Notice to agree to purchase (i) all or any part of its pro rata share of such New Securities and (ii) all or any part of the pro rata share of any other Investor or Existing Stockholder (including for this purpose any permitted transferee of such Investor or Existing Stockholder under
Section 7.10(f) hereof) to the extent that such other Investor or Existing Stockholder does not elect to purchase its full pro rata share, in each case for the price and upon the general terms specified in the Rights Notice, by giving written notice to the Company setting forth the quantity of New Securities to be purchased. If the Investors and Existing Stockholders who elect to purchase their full pro rata shares also elect to purchase in the aggregate more than 100% of the New Securities, such New Securities shall be sold to such Investors in accordance with their respective pro rata shares.

                (c) If the Investors and Existing Stockholders fail to exercise in full the right of first refusal within the period or periods specified in
Section 7.10(b), the Company shall have one hundred twenty (120) days after delivery of the Rights Notice to sell the unsold New Securities at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. If the Company has not sold all of the New Securities originally offered hereunder within said one hundred twenty (120) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors and Existing Stockholders in the manner provided above.

                (d) In the event of any Dilutive Financing (as defined in the Fifth Restated Certificate), an Investor or Existing Stockholder which holds shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock and which purchases all of its pro rata share of such offering shall be entitled to price protection as to the shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock held by it, as the case may be, resulting in an immediate adjustment in the Conversion Price applicable to such Investor or Existing Stockholder as set forth in the Fifth Restated Certificate. If such an Investor or Existing Stockholder purchases less than its pro rata share of such securities ("Participation Percentage"), the Investor or Existing Stockholder will be entitled to price protection as to a portion of its Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, that is equal to the Participation Percentage.

                (e) "Employee Stock" shall mean any Class A Common Stock of the Company, whether now or hereafter authorized, that the Company has issued or sold to an employee pursuant to an employee stock purchase, option or benefit plan, agreement, or other offering or arrangement, including, without limitation, all shares sold by the Company to employees and consultants of the Company subject to agreements of restriction, including the 1997 Plan, by the Company, all Reserved Shares, and shares issued under those certain Stock Restriction and Exchange Agreements entered into by and between the Company and certain of the Employees.

                (f) If the Company has the right to repurchase any Employee Stock from any employee for any reason, including, without limiting the generality of the foregoing, the termination of such employee's employment, and if it shall not repurchase all of the shares of such Employee Stock, if it so elects in its sole discretion to assign its repurchase right to the Investors and Existing Stockholders, it shall give each Investor and Existing Stockholder written notice ("Repurchase Notice") of the Investor's or Existing Stockholder's right to repurchase, describing the Employee Stock, the price, the general terms upon which such Employee Stock is available for repurchase, and the number of shares that the Investor has the right to purchase under this Section 7.10. Each Investor and Existing Stockholder shall have fifteen (15) days from delivery of any such notice in accordance with Section 15 to agree to purchase (i) all or any part of its pro rata share of such Employee Stock and (ii) all or any part of the pro rata share of any other Investor or Existing Stockholder to the extent that such other Investor or Existing Stockholder does not elect to purchase his full pro rata share, in each case for the price and upon the general terms specified in the notice by giving written notice to the Company setting forth the quantity of Employee Stock to be purchased. If the Investors and Existing Stockholders who elect to purchase their full pro rata shares also elect to purchase in the aggregate more than 100% of the Employee Stock, such Employee Stock shall be sold to such Investors and Existing Stockholders in accordance with their respective pro rata shares.

          (g) If the Company assigned its right of first refusal to Investors and Existing Stockholders as described in this Section 7.10, those rights may not be subsequently assigned except to (i) an "affiliate" (as defined in Rule 144 promulgated under the Securities Act) of each Investor or Existing Stockholder, (ii) any family member of an Investor or Existing Stockholder or trust for the benefit of any individual Investor or Existing Stockholder, (iii) any of such Investor's or Existing Stockholder's beneficial owners, including without limitation partners of a general or limited partnership (including retired partners of such partnerships who retire after the date hereof), shareholders of a corporation, members of a limited liability company and beneficiaries of a trust ("Beneficial Owner"), or (iv) with respect to any Investor that is a registered investment company (as defined in the Investment Company Act) or an institutional account, to any entity or person with which such Investor is under common investment management. Each Investor and Existing Stockholder shall be entitled to apportion the rights of first refusal hereby granted among itself and its affiliates in such proportions as it deems appropriate.

          7.11 Maintenance of Existence and Properties, etc. The Company will, and will cause each of its Subsidiaries to: (a) maintain its corporate existence, rights, governmental approvals and franchises necessary to the conduct of its business, (b) keep its properties in good repair, working order and condition, reasonable wear and tear excepted, (c) give appropriate notice of events of default pursuant to any agreements of the Company, (d) enter into transactions with "affiliates" or "associates" (as those terms are defined in Rule 405 promulgated under the Securities Act) only on fair and reasonable terms and (e) promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any Subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall at the time be contested in good faith by appropriate proceedings and provided further that, unless otherwise approved by the Board of Directors, the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

          7.12 Termination of Covenants. The covenants set forth in Sections 7.3, 7.4 and 7.10 shall terminate and be of no further force or effect on the consummation of the first firm commitment underwritten public offering of the Class A Common Stock of the Company (or other security into which shares of the Series D Preferred Stock is convertible) pursuant to a registration statement filed by the Company under the Securities Act ("Qualified IPO") in which over $20,000,000 in new capital is raised and the offering price per share is at least $22.50, adjusted for any stock splits or divisions.

     8. Registration. The following provisions govern the registration of Class A Common Stock:

          8.1 Definitions. As used herein, the following terms have the following meanings:

          Forms S-l, S-2 and S-3: The forms so designated, promulgated by the Commission for registration of securities under the Securities Act, and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

          Holder: A holder of Registrable Stock (subject to Section 8.13 hereof), provided that anyone who acquires any Registrable Stock in a distribution pursuant to a registration statement filed by the Company under the Securities Act shall not thereby be deemed to be a "Holder."

          Key Employees: The Key Employees are certain employees and consultants of the Company set forth on Schedule 2 hereto, or as may be designated by a majority of the Board of Directors from time to time as "Key Employees"; provided that in no event shall a person be considered a Key Employee if such person is no longer employed by, or a consultant to, the Company; provided, further, that any person designated by the Board of Directors as a "Key Employee" following the date hereof shall agree in writing to be bound by the provisions of Sections 8, 10 and 14 hereof.

          "Register", "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

          Registrable Stock: All shares of Class A Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock or held by a person to whom registration rights have been transferred pursuant to the provisions of this Section 8, all shares of Class A Common Stock issued by the Company in respect of such shares and all shares of Class A Common Stock that the Investors and Existing Stockholders may hereafter purchase pursuant to their rights of first refusal or otherwise (including, without limitation, the securities purchased pursuant to any Warrants issued in accordance with the terms of
          Section 25 hereof), or Class A Common Stock issued on conversion or exercise of securities so purchased.

          Required Demand Amount: Twenty-five percent (25%) of the Registrable Stock then outstanding, in the case of the first registration effected pursuant to Section 8.2, twenty-five percent (25%) of the Registrable Stock then outstanding, in the case of the second registration effected pursuant to Section 8.2, and twenty-five percent (25%) of the Registrable Stock then outstanding, in the case of the third registration effected pursuant to Section 8.2; provided, however, that a request by First Reserve (as hereinafter defined) alone shall be considered the Required Demand Amount in the case of one such registration (a "First Reserve Registration"); and further provided, that First Reserve must be an Initiating Holder (as defined in Section 8.2(a) below) for at least one such registration. "First Reserve" shall mean First Reserve Fund VII, Limited Partnership and First Reserve Fund VIII, L.P., acting together.

          Subject Stock: All Registrable Stock held by the Investors and Existing Stockholders and the shares of Class A Common Stock held by the Key Employees other than shares acquired in a distribution pursuant to a registration statement filed by the Company under the Securities Act.

          8.2  Required Registration.

               (a) If (i) the Holder or Holders of an aggregate of at least the Required Demand Amount propose to dispose of at least 20% of the then outstanding Registrable Stock or, in the case of a First Reserve Registration, at least fifty percent (50%) of the Registrable Stock held by First Reserve (such holder or holders being herein called the "Initiating Holders"), and
(ii) such disposition may not, in the opinion of such Initiating Holders, be effected in the public marketplace (as opposed to a private transaction under the Securities Act) on equally favorable net terms to the Initiating Holders without registration of such shares under the Securities Act, the Initiating Holders may request the Company in writing to effect such registration, stating the number of shares of Registrable Stock to be disposed of by such Initiating Holders (which, in the aggregate, shall be not less than 20% of the then outstanding Registrable Stock or, in the case of a First Reserve Registration, at least fifty percent (50%) of the Registrable Stock held by First Reserve) and the intended method of disposition. Upon receipt of such request, the Company will give prompt written notice thereof to all other Holders whereupon such other Holders shall give written notice to the Company within 20 days after the date of the Company's notice ("Notice Period") if they propose to dispose of any shares of Registrable Stock pursuant to such registration, stating the number of shares of Registrable Stock to be disposed of by such Holder or Holders and the intended method of disposition.

               (b) The Key Employees may register securities for sale for their own account in the registration requested pursuant to this Section 8.2, subject to limitations on the number of shares which may be imposed by the underwriter as set forth in Section 8.4(d) below. At the time the Company shall give the notice to Holders required by Section 8.2(a), it shall also give the same notice to the Key Employees whereupon each Key Employee shall give written notice to the Company within the Notice Period if such Key Employee proposes to dispose of any shares of Class A Common Stock held by him or her pursuant to such registration, stating the number of shares of Class A Common Stock to be disposed of by such Key Employee and the intended method of disposition.

               (c) The Company will use its best efforts to effect promptly after the Notice Period the registration under the Securities Act of all shares of Subject Stock specified in the requests of the Initiating Holders, the requests of the other Holders and the request of Key Employees, subject, however, to the limitations set forth in Section 8.4.

          8.3 Registration Procedures. Whenever the Company is required by the provisions of this Section 8 to use its best efforts to effect promptly the registration of shares of Registrable Stock, the Company will:

               (a) prepare and file with the Commission a registration statement with respect to such shares and use its best efforts to cause such registration statement to become and remain effective as provided herein;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the prospective seller or sellers of such shares, but for no longer than one hundred twenty (120) days subsequent to the effective date of such registration in the case of a registration statement on Form S-l or S-2 and for no longer than ninety (90) days in the case of a registration statement on Form S-3;

               (c) furnish to each prospective seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by such seller;

               (d) use its best efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdiction within the United States as each prospective seller shall reasonably request, to enable such seller to consummate the public sale or other disposition in such jurisdictions of the shares owned by such seller; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not at the time so qualified or to take any action which would subject it to service of process in suits other than those arising out of the offer or sale of the Subject Stock covered by such registration statement in any jurisdiction where it is not at the time so subject;

               (e) furnish to each prospective seller (i) a signed counterpart, addressed to the prospective sellers, of an opinion of counsel for the Company, dated the effective date of the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) as are customarily covered (at the time of such registration) in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings of securities, and (ii) a letter dated such date from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Stock;

               (f) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

               (g) notify each Holder of Registrable Stock covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

               (h) apply for listing and use its best efforts to list the Registrable Stock being registered on any national securities exchange on which a class of the Company's equity securities are listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Stock being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. or on a national securities exchange.

          8.4  Limitations on Required Registrations.
               -------------------------------------

               (a) The Company shall not be required to effect more than three registrations on behalf of the Investors pursuant to Section 8.2.

               (b) As to the First Reserve Registration, the Company shall not be required to cause a registration requested pursuant to Section 8.2 to become effective prior to the earlier of (i) April 13, 2002, or (ii) the expiration of six (6) months after the effective date of the first registration statement initiated by the Company (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable).

               (c) The Company shall not register securities for sale for its own account in any registration requested pursuant to Section 8.2 unless permitted to do so by the written consent of Holders who hold at least 51% of the Registrable Stock as to which registration has been requested. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan) to be initiated after a registration requested pursuant to Section 8.2 and to become effective less than 120 days after the effective date of any registration requested pursuant to Section 8.2.

               (d) Whenever a requested registration is for an underwritten offering, only shares which are to be included in the underwriting may be included in the registration. Notwithstanding the provisions of Sections 8.2(b) and 8.4(c), if the underwriter determines that (i) marketing factors require a limitation of the total number of shares to be underwritten or a limitation of the total number of shares of the Key Employees to be underwritten, or (ii) the offering price per share would be reduced by the inclusion of the shares of the Key Employees and/or the Company, then the number of shares to be included in the registration and underwriting shall first be allocated among all Holders who indicated to the Company their decision to distribute any of their Registrable Stock through such underwriting, in proportion, as nearly as practicable, to the respective numbers of shares of Registrable Stock owned by such Holders at the time of filing the registration statement, then to the Key Employees who have indicated to the Company their decision to distribute any of their Subject Stock through such underwriting, in proportion, as nearly as practicable, to the respective numbers of shares of Subject Stock owned by the Key Employees at the time of filing the registration statement, and the remainder, if any, to the Company; provided, however, that if the underwriter determines that marketing factors require a limitation of the number of shares of the Key Employees to be underwritten or that the offering price per share would be reduced by the inclusion of the shares of the Key Employees, then the number of shares of the Key Employees that may be so included shall be reduced, or eliminated from registration, as the underwriter shall advise. No stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder, Key Employee, or the Company disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to the Initiating Holders and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

          (e) Unless and until there shall have first occurred the earlier of
(i) an Automatic Conversion Event, as defined in the Fifth Restated Certificate or (ii) the expiration of six (6) months after the effective date of the first registration statement initiated by the Company (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable), the Company shall not be required to effect a registration pursuant to Section 8.2 unless the proposed disposition of shares of Subject Stock has an aggregate expected offering price (before deduction of underwriting discounts and expenses of sale) of not less than $20,000,000 and the offering price per share is at least $3.50, adjusted for any stock splits or divisions.

          (f) If at the time of any request to register Registrable Stock pursuant to Section 8.2 hereof, the Company is engaged, or has fixed plans to engage within 90 days of the time of the request, in a registered public offering as to which the Holders may include such Registrable Stock pursuant to
Section 8.5 hereof or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering, or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once while the rights set forth in Section 8.2 are in effect.

          (g) The registration rights granted under Section 8.2 shall terminate as to any Holder or permissible transferee or assignee of such rights if such person would be permitted to sell all of the Subject Stock held by it pursuant to Rule 144(k), provided, however, that such registration rights shall continue to be applicable until, and including, the initial public offering of the Company's securities.

          8.5 Incidental Registration. If the Company at any time proposes to register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable), it will each such time give prompt written notice to all Holders and to the Key Employees of its intention so to do. Upon the written request of a Holder or Holders or a Key Employee or Key Employees given within 20 days after receipt of any such notice (stating the number of shares of Subject Stock to be disposed of by such Holder or Holders or such Key Employee or Key Employees and the intended method of disposition), the Company will use its best efforts to cause all such shares of Subject Stock intended to be disposed of, the Holders or the Key Employees owners of which shall have requested registration thereof, to be registered under the Securities Act so as to permit the disposition (in accordance with the methods in said request) by such Holder or Holders or such Key Employee or Key Employees of the shares so registered, subject, however, to the limitations set forth in Section 8.6.

          8.6 Limitations on Incidental Registration. If the registration of which the Company gives notice pursuant to Section 8.5 is for an underwritten offering, only securities that are to be included in the underwriting may be included in the registration. Notwithstanding any provision of Section 8, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may eliminate or reduce the number of shares of Subject Stock to be included in the registration and underwriting. The Company shall so advise all Holders and the Key Employees (except those Holders and Key Employees who have not indicated to the Company their decision to distribute any of their Subject Stock through such underwriting), and the number of shares of Subject Stock that may be included in the registration and underwriting shall be allocated among such Holders and Key Employees in proportion, as nearly as practicable, to the respective amounts of Subject Stock owned by such Holders and Key Employees at the time of filing the registration statement. No Subject Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder or Key Employee disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Subject Stock and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration. The registration rights granted under Section 8.5 shall terminate as to any Key Employee or Holder or permissible transferees or assignee of such rights if such person would be permitted to sell all of the Subject Stock held by such person pursuant to Rule 144(k), provided, however, that such registration rights shall continue to be applicable until, and including, the initial public offering of the Company's securities.

          8.7  Designation of Underwriter.

               (a) In the case of any registration effected pursuant to
Section 8.2 or 8.8, a majority in interest of the requesting Holders shall have the right to designate the managing underwriter(s) in any underwritten offering.

               (b) In the case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter in any underwritten offering.

          8.8  Form S-3.
               --------

               (a) The Company shall register its Class A Common Stock under the Exchange Act as soon as legally permissible following the effective date of the first registration of any securities of the Company on Form S-l and the Company shall thereafter file all reports and effect all qualifications and compliances as would permit or facilitate the sale and distribution of its stock on Form S-
3. After the Company has qualified for the use of Form S-3, the Holders shall have the right to request up to three (3) registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Stock to be disposed of and the intended method of disposition) subject only to the following:

                   (i) The Company shall not be required to effect a registration pursuant to this Section 8.8 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Stock having an aggregate expected public offering price (before deduction of underwriting discounts and expenses of sale) of at least $5,000,000.

                   (ii) The Company shall not be required to effect a registration pursuant to this Section 8.8 more frequently than once during any twelve-month period.

               The Company shall give prompt written notice to all Holders and Key Employees of the receipt of a request for registration pursuant to this
Section 8.8 and shall provide a reasonable opportunity for other Holders and Key Employees to participate in the registration, provided that if the registration is for an underwritten offering, the terms of paragraph (d) of Section 8.4 shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Subject Stock on Form S-3 to the extent requested by the Holder or Holders thereof or by a Key Employee.

               (b) The registration rights granted under this Section 8.8 shall terminate as to any Holder or permissible transferees or assignee of such rights if such person would be permitted to sell all of the Subject Stock held by such person pursuant to Rule 144(k).

          8.9  Cooperation by Prospective Sellers.
               ----------------------------------

               (a) Each prospective seller of Subject Stock, and each underwriter designated by a majority in interest of the requesting Holders, will furnish to the Company such information as the Company may reasonably require from such seller or underwriter in connection with the registration statement (and the prospectus included therein).

               (b) Failure of a prospective seller of Subject Stock to furnish the information and agreements described in this Section 8.9 shall not affect the obligations of the Company under this Section 8 to remaining sellers who furnish such information and agreements unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

               (c) The Holders of and the Key Employees holding shares included in the registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect unless
(i) such extension would result in the Company's inability to use the financial statements in the registration statement initially filed pursuant to the Holder or Holders' request and (ii) such correction or update did not result from the Company's acts or failures to act.

               At the end of the period during which the Company is obligated to keep the registration statement current and effective as described in paragraph
(b) of Section 8.3 (and any extensions thereof required by the preceding sentence), the Holders and the Key Employees holding shares included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders and Key Employees shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

          8.10  Expenses of Registration.

                (a) All expenses incurred in effecting any registration pursuant to Sections 8.2 and 8.5 including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company, expenses, fees and disbursements of one special counsel retained by the Holders and/or the Key Employees not to exceed $10,000, and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, except (a) that all expenses, fees and disbursements of any additional counsel retained by the Holders and/or the Key Employees, and all underwriting discounts and commissions shall be borne by the Holders of and the Key Employees holding the securities registered pursuant to such registration, pro rata according to the quantity of their securities so registered; (b) the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 8.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses) unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 8.2; provided, however, that if immediately prior to the time of such withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 8.2; and
(c) with respect to registrations effectuated under Section 8.2. the Company shall be required to pay expenses only in respect of the first two such registrations.

                (b) All expenses incurred in effecting any registration pursuant to Section 8.8, including without limitation all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company, expenses, fees and disbursements of special counsel retained by the Holders and/or the Key Employees, all underwriting discounts and commissions, and expenses of any audits incidental to or required by any such registration, shall be borne by the Holders of, and the Key Employees holding, the securities registered pursuant to such registration, pro rata according to the quantity of their securities so registered.

          8.11  Indemnification.

                (a) The Company will indemnify and hold harmless each Holder and Key Employee requesting or joining in a registration, each agent, officer and director of such Holders, each person controlling such Holder and each underwriter and selling broker of the securities so registered (collectively, "Indemnitees") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act or state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or a state securities law, in each case applicable to the Company, and will reimburse each such Indemnitee for any legal and any other fees and expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that the Company will not be liable to any Indemnitee in any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or omission so made in strict conformity with written information furnished to the Company by an instrument duly executed by such Indemnitee and stated to be specifically for use therein and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) ("Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter, or any Indemnitee if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this subsection 8.11(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

                (b) Each Holder, severally and not jointly, and each Key Employee requesting or joining in a registration and each underwriter and selling broker of the securities so registered will indemnify and hold harmless the Company and its officers and directors and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company and each other person indemnified pursuant to this paragraph (b) for any legal and any other fees and expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that this paragraph
(b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in strict conformity with written information (including, without limitation, written negative responses to inquiries) furnished to the Company by an instrument duly executed by such Holder, Key Employee, underwriter or selling broker and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto; and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement shall not inure to the benefit of the Company, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this subsection 8.11(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder, Key Employee or underwriter, as the case may be, which consent shall not be unreasonably withheld; and provided, further, that the obligations of such Holders or Key Employees shall be limited to an amount equal to the net proceeds received by such Holder or Key Employee from the sale of Subject Stock in such offering as contemplated herein, unless such claims, loss, damage, liability or action resulted from such Holder's or Key Employee's fraudulent misconduct.

                (c) Each party entitled to indemnification hereunder ("indemnified party") shall give notice to the party required to provide indemnification ("indemnifying party") promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the indemnified party, and the indemnified party may participate in such defense at such party's expense, and provided further that the omission by any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8.11 except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall consent, except with the consent of each indemnified party, to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                (d) The reimbursement required by this Section 8.11 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                (e) The obligation of the Company under this Section 8.11 shall survive the redemption, if any, of the Series D Preferred Stock, the completion of any offering of Subject Stock in a registration statement under this
Section 8, or otherwise.

          8.12  Rights That May Be Granted to Subsequent Investors.

                (a) Within the limitations prescribed by this paragraph (a), but not otherwise, the Company may grant to subsequent investors in the Company rights of incidental registration (such as those provided in Section 8.5). Such rights may only pertain to shares of Class A Common Stock, including shares of Class A Common Stock into which any other securities may be converted. Such rights may be granted with respect to (i) registrations actually requested by Initiating Holders pursuant to Section 8.2, but only in respect of that portion of any such registration as remains after inclusion of all Registrable Stock requested by Holders but before inclusion of any Subject Stock requested by the Key Employees and (ii) registrations initiated by the Company, but only in respect of that portion of such registration as remains after inclusion of all Subject Stock. With respect to registrations which are for underwritten public offerings, "available portion" shall mean the portion of the underwritten shares that is available as specified in clauses (i) and (ii) of the third sentence of this paragraph (a). Shares not included in such underwriting shall not be registered.

                (b) The Company may not grant to subsequent investors in the Company rights of registration upon request (such as those provided in Sections
8.2 and 8.8) unless (i) such rights are limited to shares of Class A Common Stock, (ii) all Holders and the Key Employees are given enforceable contractual rights to participate in registrations requested by such subsequent investors (but subordinate to the rights of priority of registration set forth in Sections 8.4(d) and 8.6), such participation to be on a pro rata basis, and subject to the limitations, described in the final three sentences of paragraph (a) of this
Section 8.12 (iii) such rights shall not become effective prior to 90 days after the effective date of the registration pursuant to Section 8.2, and (iv) such rights shall not be more favorable than those granted to the Holders.

          8.13 Transfer of Registration Rights. The registration rights granted to the Investors under this Section 8 may be transferred but only to (i) a transferee who shall acquire not less than 100,000 shares of Registrable Stock, as adjusted for Recapitalization Events, (ii) affiliates of the Investors (as defined pursuant to Section 7.10(g) hereof), (iii) Beneficial Owners (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Stock by gift, will or intestate succession, or trusts for the benefit of any individual Investor), and (iv) with respect to any Investor that is a registered investment company (as defined in the Investment Company Act) or an institutional account or the custodian for such investment company or institutional account, any entity with which such Investor is under common investment management, if all such transferees or assignees agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this Section 8.

          8.14 "Stand-Off" Agreement. In consideration for the Company performing its obligations under this Section 8, each Investor and each Key Employee severally agrees for a period of time (not to exceed 180 days) from the effective date of any registration (other than a registration effected solely to implement an employee benefit plan) of securities of the Company (upon request of the Company or of the underwriters managing any underwritten offering of the Company's securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Subject Stock or any other stock of the Company held by each Investor or Key Employee, other than shares of Subject Stock included in the registration, without the prior written consent of the Company or such underwriters, as the case may be, provided that
(i) all officers and directors of the Company and each holder of more than 2% of the outstanding Class A Common Stock (including shares of Class A Common Stock issuable upon conversion of Preferred Stock) shall enter into similar agreements, (ii) such agreement shall only apply to the first registration statement covering securities to be sold to the public and shall not apply to securities acquired in the Company's initial offering of securities to the public or securities purchased in the open market thereafter, and (iii) with respect to any Investor that is a registered investment company (as defined in the Investment Company Act) or an institutional account, or the custodian for such investment company or institutional account, such Investor may transfer during such period Subject Stock held by such Investor to any entity with which such Investor is under common investment management, provided that such transferee agrees in writing to be bound by such agreement. The provisions of this Section 8.14 may not be changed, waived, discharged or terminated except as set forth in Section 14 hereof.

          8.15 Delay of Registration. The Investors and the Key Employees shall have no right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 8.

     9. Negative Covenants. So long as shares of Series D Preferred Stock are outstanding, or if earlier until the close of a Qualified IPO, the Company shall not, without the affirmative vote of the holders of record of at least 51% of the outstanding shares of Series D Preferred Stock, voting as a separate class:

          (a) declare or pay any dividends or make any other distributions on shares of Class A Common Stock;

          (b) repurchase any shares of Class A Common Stock or Preferred Stock (other than Employee Stock or redemptions effected upon the terms contained in the Fifth Restated Certificate);

          (c) make, or permit any corporation, firm or entity under its control (a "Controlled Entity") to make, any loans or advances (other than to the Company, a wholly-owned subsidiary of the Company or to their respective employees in the ordinary course of business as advances against salary, as travel advances or to enable such employees to either purchase Employee Stock or exercise options for Class A Common Stock issued to them pursuant to stock option plans by giving a promissory note therefor);

          (d) make, or permit any Controlled Entity to make, any guaranty, other than in the ordinary course of business or on behalf of the Company or a wholly-owned subsidiary of the Company;

          (e) merge with or consolidate into any corporation, firm or entity, or sell, lease or otherwise dispose of all or substantially all of its assets; or

          (f) own, or permit any Controlled Entity to own, any stock or other securities of any Controlled Entity or other corporation, partnership or entity unless it is wholly owned by the Company, except certificates of deposit, high quality commercial paper, United States government securities and other short-term, high quality liquid investment grade securities, including money market funds.

     10. Amendment of Existing Provisions. Each of the parties hereto acknowledges and agrees that the provisions contained in Sections 7 and 8 hereof shall supersede and substitute in full any comparable provisions of any other agreements previously entered into by the Investors, the Key Employees or the Existing Stockholders.

     11. Expenses. The Company will pay (a) all the costs and expenses of the reproduction of this Agreement, of all agreements and documents referred to herein and of the certificates for the Series D Preferred Stock; (b) all taxes (if any) payable with respect to this Agreement and the issuance of its shares;
(c) all costs of complying with the securities or blue sky laws of any jurisdiction with respect to the offering or sale of the Series D Preferred Stock; (d) the cost of delivering to such address as each Investor shall specify the certificates for the Series D Preferred Stock purchased by each such Investor; (e) the reasonable fees of

(i) Buchalter, Nemer, Fields & Younger, special counsel for the Investors (not to exceed $15,000), and (ii) counsel to the Company, in each case (i) plus actual expenses and disbursements, (ii) in connection with the subject matter of this Agreement and the transactions contemplated hereby (other than events described in Section 8 hereof) and (iii) payable at the Closing. The Company will pay the aforementioned fees plus actual expenses and disbursements of special counsel to the Investors in the event that the transactions contemplated hereby are not consummated due to the Company's election to proceed on or before August 15, 2000 with an equity financing that does not include the Investors, provided that the Investors stood ready, willing and able to proceed with the transactions contemplated hereby. In addition, the Company will pay the reasonable fees and expenses of counsel for the Investors in subsequently reviewing any amendments, waivers, consents or approvals requested by the Company with respect to the rights of the Investors contemplated in this Agreement or the Amended and Restated Co-Sale Agreement and the Amended and Restated Voting Agreement referred to in Section 5 hereof.

     12. Survival of Agreements. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement (despite any investigation at any time made by the Investors or on their behalf) for a period equal to the later of (i) twelve (12) months from the Closing, or (ii) sixty (60) days after the delivery of the annual audited financial statements for the fiscal year ended December 31, 2000 delivered pursuant to Section 7.3(a) hereof; provided, however, that such representations and warranties made by the Company in Sections 3.1, 3.2, 3.3.
3.6 and 3.13 shall survive the execution and delivery of this Agreement (despite any investigation at any time made by the Investors or on their behalf) without regard to the limitation set forth in the preceding clause. All agreements and covenants contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement (despite any investigation at any time made by the Investors or on their behalf). All statements contained in any certificate or other instrument executed and delivered by the Company or its duly authorized officers or representatives pursuant hereto in connection with the transactions contemplated hereby shall be deemed representations by the Company hereunder.

     13. Notices. All notices, requests, consents and other communications herein (except as stated in the last sentence of this Section 13) shall be in writing and shall be deemed to be delivered (i) on the date delivered, if personally delivered or transmitted via facsimile with return confirmation of such transmission; (ii) on the business day after the date sent, if sent by recognized overnight courier service and (iii) on the fifth day after the date sent, if mailed by first-class certified mail, postage prepaid and return receipt requested, as follows:

               (a)  If to the Company:

                    CiDRA Corporation
                    50 Barnes Park North
                    Wallingford, Connecticut  06492
                    Attention:  F. Kevin Didden
                    Facsimile: (203) 265-0035
                    with a copy to:

                    Day, Berry & Howard LLP
                    CityPlace I
                    Hartford, Connecticut 06103-3499
                    Attention: Frank J. Marco, Esq.
                    Facsimile: (860) 275-0343

               (b) If to the Investors, at their respective addresses set forth in Schedule 1 hereto, with copies to:

                    HRLD Venture Partners I, L.P.
                    7015 Albert Einstein Road
                    Columbia, MD 21406
                    Attention: John B. Spirtos, Esq.
                    Facsimile: (443) 259-4451

               and

                    Gibson, Dunn & Crutcher LLP
                    1801 California Street
                    Suite 4100
                    Denver, Colorado 80202-2894
                    Attention: Robert R. Stark, Jr., Esq.
                    Facsimile: (303) 313-2839

               and

                    Buchalter, Nemer, Fields & Younger, P.C.
                    601 South Figueroa Street, 24th Floor
                    Los Angeles, CA 90017
                    Attention: Donald S. Lee, Esq.
                    Facsimile: (213) 896-0400

or such other addresses as each of the parties hereto may provide from time to time in writing to the other parties. The financial statements and other reports required by Section 7 may be mailed by first-class regular mail.

     14. Modifications; Waiver. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or in writing, except that any provision of this Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of (i) the Company and (ii) either (x) with respect to any action regarding Section 7.10 or Section 8 hereof, the holders of at least fifty one percent (51%) of the aggregate voting power of shares of each of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (excluding from each the numerator and denominator of the fraction from which such percentage is derived all shares theretofore disposed of by the Investors or their Transferees pursuant to one or more registration statements under the Securities Act or pursuant to Rule 144) acting separately, and provided that any amendment or change with respect to Section
8.14 hereof shall require the consent of Amerindo Group in the aggregate, or
(y) with respect to all other actions, the holders of at least sixty six and two-thirds percent (66 2/3%) of the aggregate voting power of shares of the Series D Preferred Stock (excluding from it the numerator and denominator of the fraction from which such percentage is derived all shares theretofore disposed of by the Investors or their Transferees pursuant to one or more registration statements under the Securities Act or pursuant to Rule 144), and (iii) in the event the Key Employees' registration rights in Section 8 are modified, waived or terminated, the holders of at least fifty one percent (51%) of the aggregate number of shares of Class A Common Stock outstanding as of the date of such modification, waiver or termination that are held by the Key Employees who at such time are stockholders of the Company; provided, that this Section 14 may not be modified or amended without the written consent of all the parties hereto; and provided, further, that in the event that any modification, amendment or waiver of any terms of this Agreement that adversely affects the obligations and/or rights of an Investor hereunder in a manner different than other Investors hereto, such modification, amendment or waiver shall also require the written consent of such Investor.

     15. Exculpation Among Investors. Each Investor acknowledges that it is not relying upon any statements or instruments made or issued by any person, firm or corporation, other than the Company and its officers, directors and agents, in making its decision to invest in the Company. Each Investor agrees that no other Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable to such Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Series D Preferred Stock (and Class A Common Stock issued upon conversion thereof).

     16. Entire Agreement; Aggregation. This Agreement, together with the schedules and exhibits attached hereto and made a part hereof contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof. All shares of Series D Preferred Stock held or acquired by affiliated entities or entities or persons under common investment management shall be aggregated together for the purpose of determining any rights under this Agreement.

     17. Successors and Assigns. Except as otherwise expressly provided in this Agreement, all of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors, assigns and permitted transferees of the parties hereto, except that the rights set forth in Sections 7.1, 7.3 and 7.4 hereof may be assigned but only:

          (a) to an assignee who shall acquire not less than 100,000 shares (as adjusted for Recapitalization Events) of Series D Preferred Stock and Registrable Stock; or

          (b) in connection with the distribution by a purchaser of Series D Preferred Stock or of Registrable Stock to a Beneficial Owner, any family member or a trust for the benefit of an individual purchaser who holds at least 100,000 Shares or Registrable Stock that has been distributed to it, as adjusted for Recapitalization Events.

     18.  Connecticut Presence and Repurchase Obligation.
          ----------------------------------------------

          (a) The Company agrees that as long as Investors hold at least 25% of the number of shares of Series D Preferred Stock purchased hereunder, the Company will maintain a "Connecticut Presence." A Connecticut Presence shall mean (a) maintaining the Company's principal place of business (including its executive offices and officers) in the State of Connecticut, (b) basing a majority of its employees and those of its subsidiaries in the State of Connecticut, except for those employees who are based outside of the State of Connecticut to conduct field operations, and (c) conducting a majority of its operations and those of its subsidiaries in the State of Connecticut, except for field operations that must take place outside of the State of Connecticut.

          (b) For purposes of determining whether the Company is in compliance with this covenant, the assets, revenues, and employees of any business acquired by the Company (by stock purchase, asset acquisition or otherwise) after the Closing Date on an arm's-length basis from a non-affiliate of the Company (provided that such acquired business had been operating for at least one year prior to the Closing Date) ("Excluded Acquired Business") shall be excluded and disregarded, and the Company shall not be deemed in violation of this covenant by virtue of the operations of any Excluded Acquired Business.

          (c) It shall not constitute a violation of this covenant for the Company to purchase goods and services, participate in clinical trials of its products, sell its products and services or engage distributors outside the State of Connecticut. In addition, it shall not constitute a violation of this covenant if the Company ceases to maintain a Connecticut Presence by virtue of a Company Acquisition (as defined below) in connection with which each of Connecticut Innovations, Incorporated ("CII"), CII/NEV LLC, and Connecticut Innovations/Webster LLC ("CII/Webster") holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock receives a liquidation distribution with respect to, or cash, securities, or other property in exchange for, all of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock held by such Investor on substantially the same terms as the other holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, as the case may be. For purposes of this Section 18, "Company Acquisition" shall mean the merger or consolidation of the Company into or with a corporation not previously affiliated with the Company, or the acquisition of the Company's capital stock by a person not previously affiliated with the Company, or the sale of all or substantially all the assets of the Company to a person not previously affiliated with the Company, in a single transaction or series of related transactions, unless, upon consummation of such merger, consolidation, acquisition of capital stock or sale of assets, the holders of voting securities of the Company immediately prior to such merger, consolidation, acquisition of capital stock or sale of assets own directly or indirectly more than 50% of the voting power to elect directors of the consolidated or surviving or acquiring corporation.

          (d) CII shall be entitled to require the Company to purchase the shares of Company stock held by CII, CII/NEV LLC and CII/Webster (each, a "CII-Related Entity") at any time if, so long as any CII-Related Entity owns Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Class A Common Stock and such shares are not freely tradable to the public without the registration thereof for such purposes under Section 5 of the Securities Act, the Board of Directors, stockholders, or officers of the Company authorize the Company to take any action that, if taken, would cause the Company to fail to maintain a Connecticut Presence. The price of the shares shall be the greater of: (i) the Initial Purchase Price per share, plus a 25% annually compounded rate of return thereon from the date of such purchase by the CII-Related Entity until the date of such payment, or (ii) the fair market value of said shares as determined in a manner mutually acceptable to CII and the Company.

          (e) Payment pursuant to the redemption shall be due and payable within sixty (60) days of the redemption notice from CII to the Company, except that the Company may elect to pay the amount in three equal annual installments, the first payment due as provided above, plus 25% annual interest on the outstanding balance, and the second and third installments payable on the first and second anniversary of the first payment, respectively.

          (f) The Company shall create jobs in the State of Connecticut and shall use its best efforts to employ residents of Connecticut in these jobs.

          (g) The Company shall furnish to CII copies of the quarterly reports filed by the Company and any of its subsidiaries with the Connecticut Department of Labor and upon request, employment records and such other personnel records to the extent permitted by law as the Purchaser may reasonably request to verify the creation or retention of Connecticut employment.

          (h) The Company hereby authorizes CII to examine upon reasonable notice, and will at any time at the request of CII provide CII with such additional authorization satisfactory to the Connecticut Department of Labor as may be necessary to enable CII to examine upon reasonable notice all records of said Department relating to the Company and/or any of its subsidiaries.

          (i) The Company agrees and warrants that it is an equal opportunity employer and that it does not discriminate. The Company further agrees and warrants that:

                    (i) The Company will not discriminate or permit
               discrimination against any employee or applicant for employment because of sex, sexual orientation, race, color, religious creed, age, martial status, mental retardation, physical disability, national origin, or ancestry; such action shall include, but shall not be limited to, employment upgrading, demotion or transfer, recruitment advertising, lay-off or termination, rates of pay or other forms of compensation, and selection for training, including apprenticeship.

                    (ii) The Company agrees to take affirmative action to insure that applicants with job-related qualifications are employed.

                    (iii) The Company will, in its solicitation for employees, state that it is an "affirmative action-equal opportunity employer."

                    (iv) The Company agrees to provide each labor union or
               representative of workers with which the Company has a collective bargaining agreement or other contract or understanding and each vendor with which the Company has a contract or understanding, a notice to be provided by the Commission of Human Rights and Opportunities ("CHRO") and to post copies of the notice in conspicuous places available to employees and applicants for employment.

                    (v) The Company agrees to cooperate with the CII, the State of Connecticut and/or any of its agencies and the CHRO to ensure that the purposes of this equal opportunity clause is being carried out.

                    (vi) The Company agrees to comply with all relevant
               regulations and orders issued by CHRO, to provide the CHRO with such information as it may request, and to permit the CHRO access upon reasonable notice to pertinent books, records, and accounts concerning the contractor's employment practices and procedures.

                    (vii) The Company agrees to comply with all of the requirements set out by Section 4a-60 of the Connecticut General Statutes, as it may be amended.

                    (viii) The Company agrees to post a notice of this acceptance of the foregoing equal employment opportunity provisions at its place of business, clearly visible.

     19.  Enforcement.
          -----------

          (a) Remedies at Law or in Equity. If the Company shall default in any of its obligations under this Agreement or if any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or as of the Closing Date or as of the date it was made, furnished or delivered, the Investors may proceed to protect and enforce their rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or the Fifth Restated Certificate, injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement or the Fifth Restated Certificate, or to enforce any other legal or equitable right of such Investors or to take any one or more of such actions.
In the event the Investors bring such an action against the Company, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement or the Fifth Restated Certificate, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          (b) Remedies Cumulative; Waiver. No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Investors at law or in equity. No express or implied waiver by the Investors of any default shall be a waiver of any future or subsequent default. The failure or delay of the Investors in exercising any rights granted them hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by the Investors shall not exhaust the same or constitute a waiver of any other right provided herein.

     20. Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and by the Company.

     21. Governing Law and Severability. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to principles of conflicts of law. In the event any provision of this Agreement or the application of any such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

     22. Headings. The descriptive headings of the Sections hereof and the Schedules and Exhibits hereto are inserted for convenience only and do not constitute a part of this Agreement.

     23. Waiver and Consent. Each of the parties hereto who or which was a party to the Preferred Stock Purchase Agreement dated as of April 28, 1997 (the "Series A Purchase Agreement"), the Preferred Stock Purchase Agreement and Amendment dated as of August 11, 1997 (the "Amendatory Agreement") and/or the Preferred Stock Purchase Agreement dated as of February 12, 1998 (the "Series B Purchase Agreement") and/or the Series C Purchase

Agreement, hereby consents to the execution and delivery of this Agreement by the Company and the other parties hereto and the carrying out of all of the transactions contemplated hereby and hereby waives any covenant, agreement or undertaking contained in the Series A Purchase Agreement and the Amendatory Agreement, the Series B Purchase Agreement, and/or the Series C Purchase Agreement, as applicable, to the contrary in order to permit the execution and delivery of this Agreement and the carrying out of all of the transactions contemplated hereby.

     24. Frederick J. Leonberger - Conflict of Interest. The Investors and the Company acknowledge that Frederick J. Leonberger ("Leonberger"), an Investor and holder of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock of the Company, is also currently a shareholder and an officer of a corporation that manufactures switches, fiber bragg gratings and related components and that this corporation could serve as a vendor to the Company, depending on whether the products developed by the Company require such components. If in the judgment of a majority of the members of the Board of Directors, Leonberger's ownership of Preferred Stock or Class A Common Stock presents a conflict of interest, Leonberger shall have the option to sell his Series D Preferred Stock or Class A Common Stock to HRLD Venture Partners I, L.P. and CII on a pro rata basis, at the then fair market value of such stock. Leonberger also shall not be entitled to any proprietary information of the Company to the extent that a majority of the Board of Directors determines that access to such information could cause a conflict of interest to arise between Leonberger and the Company.

     25.  IPO Participation.
          -----------------

          (a) Under the terms set forth in this Section 25, the Participating Investors shall be entitled to participate as a purchaser directly in the Company's initial public offering of securities (an "IPO") pursuant to a registration statement under the Securities Act (the "Participation Right"), only if the IPO is consummated after the first anniversary of the Closing Date hereof. The type of securities offered in the IPO shall be referred to herein as "IPO Securities."

          (b) The Participation Right shall be for up to a maximum of 5% of the securities offered in the IPO (exclusive of any over-allotment option), and shall be allocated to the Participating Investors in accordance with each Participating Investor's IPO Ratable Portion. "IPO Ratable Portion" shall mean, as to each Participating Investor, an amount equal to the product of:

               (x) a number equal to the total number of IPO Securities offered in the IPO, multiplied by a fraction (A) the numerator of which is the number of shares of Class A Common Stock issued or issuable on conversion of all of the Series D Preferred Stock outstanding immediately prior to the consummation of the IPO, and (B) the denominator of which is the number of shares of Class A Common Stock outstanding on a fully-diluted basis; provided that the number determined hereby shall not exceed 5% of the securities offered in the IPO (exclusive of any over-allotment option), multiplied by

              (y) a fraction, (A) the numerator of which is the total number of shares of the Company's Class A Common Stock issued or issuable on conversion of the Series D Preferred Stock held by such Participating Investor immediately prior to the consummation of the IPO, and (B) the denominator of which is the total number of shares of the Company's Class A Common Stock issued or issuable on conversion of all of the Series D Preferred Stock outstanding immediately prior to the consummation of the IPO.

  The Company shall give written notice of the proposed issuance of any IPO Securities pursuant to the Participation Right to each Participating Investor at least twenty (20) days prior to the scheduled IPO. Such notice shall contain the terms and conditions of such proposed issuance. Each Participating Investor may elect to exercise all or a lesser portion of its rights under this Section 25(b) to purchase its IPO Ratable Portion of such IPO Securities by providing written notice to the Company within five (5) business days of its receipt of the Company's notice. Upon expiration of such five (5) business day period, the Company shall, in writing, promptly inform each Participating Investor that elects to purchase its entire IPO Ratable Portion (each, a "Fully Electing Investor") of any other Participating Investor's failure to do likewise. Each Fully Electing Investor shall have a right of over allotment, such that, if any other Participating Investor fails to purchase its entire IPO Ratable Portion, all Fully Electing Investors may, before the date which is five (5) business days prior to the IPO, exercise an additional right to purchase, on a pro rata basis based upon the IPO Ratable Portions of the Fully Electing Investors, the IPO Securities not previously purchased by those Participating Investors who did not elect to purchase their IPO Ratable Portions.

          (c) The Participation Right shall be subject to pro rata cutback in the event that the lead underwriter of the IPO specifies in writing to the Participating Investors at least five (5) days prior to the IPO, the exact reasons why, in its reasonable judgment, the requested cutback is necessary for the success of the IPO. In addition, the Participation Right shall not be exercisable to the extent that such exercise would be contrary to, or in violation of, any applicable law or regulations, or the rules of the National Association of Securities Dealers or any determination, comment or judgment of or by the Securities and Exchange Commission.

     26.  Notification of Acquisition Proposal or Initiation of Sale.

          (a) In the event that the Board of Directors of the Company ("Board") receives a bona fide offer to be acquired by means of (x) a merger, consolidation or other business combination pursuant to which the stockholders of the Company immediately prior to the effective date of such transaction have beneficial ownership of less than fifty percent (50%) of the total combined voting power for election of directors of the surviving corporation immediately following such transaction, or (y) the sale of all or substantially all of the assets of the Company, prior to accepting such acquisition proposal, the Company shall provide to Cisco written notice within 24 hours (the "Notice of Acquisition Proposal") of such acquisition proposal. In the event that the Board votes to initiate a sale to any other person or entity of (xx) securities, where, as a result of the sale, such person or entity will have beneficial ownership of fifty percent (50%) or more of the total voting power of the Company, or (yy) all or substantially all of the Company's assets the Company shall provide to Cisco written notice within 24 hours (the "Notice of Sale") of such initiation of sale of the Company. The Notice of Acquisition Proposal or the Notice of Sale (each, a "Notice"), as the case may be, shall include the identity of any party making or involved with such acquisition proposal or proposed sale (the "Bidder"), and a summary of the material terms of such acquisition proposal. The Company shall also provide access to (and copies of, if requested) all documents containing nonpublic material information of the Company that are or have been supplied to, or made available to, a Bidder (the "Acquisition Materials"). Once the Company gives Cisco Notice of Acquisition Proposal by a Bidder, the Company shall not be required to provide any additional Notice of Acquisition Proposal to Cisco in response to any non-material revisions ("Non-Material Revisions") to acquisition proposals from such Bidder received within four (4) months of the initial Notice of Acquisition Proposal. The Company shall not be required to provide any additional Notice of Acquisition Proposal or Notice of Sale to Cisco of any Non-Material Revisions to acquisition proposals received by the Company within four (4) months of the Company providing Cisco Notice of Sale. For purposes of this Section 2.8, an increase or decrease in the proposed purchase price or consideration for the acquisition proposal or proposed sale equal to or less than 10% of the proposed purchase price or consideration set forth in an initial Notice shall be deemed a Non-Material Revision.

          (b) The Company shall not accept an acquisition proposal within five
     (5) business days of providing a Notice of Acquisition Proposal, or agree to a sale within ten (10 business days of providing a Notice of Sale, to Cisco unless Cisco agrees in writing to waive all or a portion of such period.

          (c) Upon receiving a Notice of Sale that a sale of the Company has been initiated, Cisco (or its assignee as described below) shall have ten
     (10) business days (which time period may be extended by mutual written agreement) (the "Offer Period") following its receipt of the Notice in which to present an offer (the "Offer") to acquire the Company (the "Right of Offer"). Cisco shall have the right to assign the Right of Offer to two assignees (which two assignees shall not have any right to further assign or otherwise transfer the Right of Offer) which shall be selected by the Company within two (2) business days after receiving a list of five potential assignees provided by Cisco. If the assignees agree to be bound by a commercially reasonable confidentiality agreement (which shall be delivered by the Company to the two assignees at such time it has selected such assignees as described above), Cisco shall have the right to (i) deliver to such assignees (x) the Acquisition Materials and
     (y) a general summary of the Notice prepared by the Company that shall include the material terms contained in the Notice including the offer price or price-range, and (ii) assist and provide guidance to such assignees in evaluating the Company and preparing their respective Offers; provided, however, that (a) any summary delivered pursuant to (i) above shall not include the identity of the Bidder, and (b) Cisco shall not reveal the identity of the Bidder to any such assignees or their representatives. Notwithstanding the foregoing, the Company acknowledges that Cisco shall not be accountable if the identity of the Bidder is rightfully obtained by an assignee from a source other than Cisco. Each assignee shall deliver its independent Offers within such ten (10) day period (or other mutually agreed upon time period, as set forth above) to the Company and Cisco upon which delivery the Company may elect to pursue the Offer of one such assignee (the "Selected Assignee"), which shall be at the Company's sole discretion, and shall promptly notify any assignee whose Offer the Company has elected not to pursue of such election. Cisco agrees that it will not receive any finders' fees or other payments or compensation in connection with any assignment made pursuant to this
     Section 26.

             (i) If the Company, in its sole discretion, elects to pursue Cisco's (if not assigned) or the Selected Assignee's Offer, the Company will promptly provide Cisco and the Selected Assignee (if any) written acknowledgment of such election. If such is the case, the Company and Cisco agree to negotiate, or, if applicable, the Company agrees to negotiate with the Selected Assignee, in good faith for a period of ten (10) business days (the "Negotiation Period") (which may be extended by mutual written agreement) after receipt by Cisco or the Selected Assignee, as the case may be, of the Company's written acknowledgment to pursue Cisco's or the Selected Assignee's Offer, to reach agreement on mutually agreeable terms.

             (ii)  In the event:

                   (a) Cisco or at least one of its assignees does not deliver an Offer to the Company within ten (10) business days (or other mutually agreed upon time period, as set forth above), after Cisco's receipt of the Notice;
                   (b) The Company elects not to accept Cisco's or the Selected Assignee's Offer (which it may elect in its sole discretion); or
                   (c) Within the ten (10) business days (or other mutually agreed upon time period, as set forth above) following the Company's acknowledgment of its desire to pursue Cisco's or the Selected Assignee's Offer, Cisco or the Selected Assignee, as the case may be, and the Company do not mutually agree to the terms of an agreement for an acquisition of the Company, then, and only then, the right of first negotiation of Cisco or the Selected Assignee hereunder shall expire with respect only to such acquisition proposal or initiation of a sale and the Company shall be free thereafter to enter into a definitive agreement with the Bidder identified in the Notice for an acquisition or sale of the Company. If, following the expiration of the right of first negotiation with respect to an acquisition proposal or initiation of a sale, the Company fails to enter into an acquisition with the Bidder identified in the Notice relating thereto, any subsequent acquisition proposal or proposed sale of the Company shall be subject to the provisions of this Section 26.

          (d) The rights under this Section 26 shall terminate upon the consummation of an initial public offering of the Company.

     27. Confirmation of Notice and Waiver. Each of the undersigned parties hereto who or which was a party to the Series C Purchase Agreement, hereby confirms that such party received proper notice under, and waived their rights with respect to, Section 7.10 of the Series C Purchase Agreement.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

                         CiDRA CORPORATION

                         By:/s/ F. Kevin Didden
                            ----------------------------
                         Name: F. Kevin Didden
                         Title:  Chief Executive Officer



                 [Purchase Agreement Signature Pages Continue]

                         /s/ James Stableford
                         _______________________________________________
                         James Stableford


                         /s/ Anthony Ciulla
                         _______________________________________________
                         Anthony Ciulla


                         /s/ Joaquin Garcia-Larrieu
                         _______________________________________________
                         Joaquin Garcia-Larrieu


                         /s/ Marc Weiss
                         _______________________________________________
                         Marc Weiss


                         /s/ Daniel Chapey
                         _______________________________________________
                         Daniel Chapey


                         /s/ Mitchell P. Bartlett
                         _______________________________________________
                         Mitchell P. Barlett


                         /s/ William F. Hartfiel, III
                         _______________________________________________
                         William F. Hartfiel, III


                 [Purchase Agreement Signature Pages Continue]

                         VERTEX CAPITAL II, LLC

                         By: /s/ Matthew Fitzmaurice
                             --------------------------------------------
                             Name:  Matthew Fitzmaurice
                             Title: Manager

                         VERTEX CAPITAL III, LLC

                         By: /s/ Matthew Fitzmaurice
                             --------------------------------------------
                             Name:  Matthew Fitzmaurice
                             Title: Manager

                         EMERGING TECHNOLOGY PORTFOLIO

                         By: /s/ Gary Tanaka
                             --------------------------------------------
                             Name:  Gary Tanaka
                             Title: Attorney-in-fact

                         AMERINDO INTERNET FUND PLC

                         By: /s/ Gary Tanaka
                             --------------------------------------------
                             Name:  Gary Tanaka
                             Title: Manager

                         AMERINDO TECHNOLOGY GROWTH FUND II, INC.

                         By: /s/ Gary Tanaka
                             --------------------------------------------
                             Name:  Gary Tanaka
                             Title: Director

                 [Purchase Agreement Signature Pages Continue]

                         MSD SELECT SPONSORS VENTURE CAPITAL
                         PARTNERSHIP , L.P.

                         By:  MSD Select Sponsors GP LLC, its General Partner

                         By: /s/ John Phelan
                             --------------------------------------------
                             Name:  John Phelan
                             Title: Manager

                         MSD PORTFOLIO, L.P. -- INVESTMENTS

                         By:  MSD Capital, L.P., its General Partner

                         By: /s/ John Phelan
                             --------------------------------------------
                             Name:  John Phelan
                             Title: Managing Principal

                         MSD EC I, LLC

                         By:  MSD EC Management LLC, its Manager

                         By:  /s/ John Phelan
                             --------------------------------------------
                             Name:  John Phelan
                             Title: Manager

                         DOUBLE MAKO INVESTMENTS, LLC

                         By:  /s/ John Phelan
                             --------------------------------------------
                             Name:  John Phelan
                             Title: Manager

                         TINTORETTO INVESTMENTS, LLC

                         By: /s/ John Phelan
                             --------------------------------------------
                             Name:  John Phelan
                             Title: Director

                 [Purchase Agreement Signature Pages Continue]

                         CiDRA CORPORATION
                         SERIES D PREFERRED STOCK

                         PREFERRED STOCK PURCHASE AGREEMENT
                         COUNTERPART SIGNATURE PAGE


                         PUTNAM OTC AND EMERGING GROWTH FUND
                         By Putnam Investment Management, Inc.

                         By: /s/ John R. Verani
                             --------------------------------------------
                             Name:  John R. Verani
                             Title: Senior Vice President

                         Address:  c/o Putnam Investment Management, Inc.
                                       2 Liberty Square, 5th Floor
                                       Boston, Massachusetts 02109
                                       Attention:  Law Department
                                       Phone:
                                       Fax:
                                       Tax Identification Number:

                         PUTNAM WORLD TRUST II - PUTNAM EMERGING
                         INFORMATION SCIENCES FUND
                         By the Putnam Advisory Company, Inc.

                         By: /s/ John R. Verani
                             --------------------------------------------
                             Name:  John R. Verani
                             Title: Senior Vice President

                         Address:  c/o Putnam Investment Management, Inc.
                                       2 Liberty Square, 5th Floor
                                       Boston, Massachusetts 02109
                                       Attention:  Law Department
                                       Phone:
                                       Fax:
                                       Tax Identification Number:

                 [Purchase Agreement Signature Pages Continue]

                         SCUDDER SECURITIES TRUST--
                         SCUDDER TECHNOLOGY FUND*

                         By: /s/ Brooks Dougherty
                             --------------------------------------------
                             Name:  Brooks Dougherty
                             Title: Vice President

*A copy of the Agreement and/or Declaration of Trust of the referenced trust or fund (the "Fund") is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given, and by your acceptance hereof you acknowledge, that this instrument is executed on behalf of the Fund and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund. If this instrument is executed by a Series of the Fund, you also acknowledge that the obligations of or arising out of this instrument are not binding upon the assets and property of any Series of a Fund other than the Series executing this instrument.


                 [Purchase Agreement Signature Pages Continue]

                         CISCO SYSTEMS, INC.

                         By: /s/ M. Volpi
                             --------------------------------------------
                             Name:  M. Volpi
                             Title: CSO



                 [Purchase Agreement Signature Pages Continue]

                         INFOSYS TECHNOLOGIES LIMITED

                         By: /s/ Phaneesh Murthy
                             --------------------------------------------
                             Name:  Phaneesh Murthy
                             Title:  Director



                 [Purchase Agreement Signature Pages Continue]

                         MORGAN STANLEY DEAN WITTER EQUITY FUNDING, INC.

                         By: /s/ Thomas A. Clayton
                             --------------------------------------------
                             Name:  Thomas A. Clayton
                             Title:  Vice President



                 [Purchase Agreement Signature Pages Continue]

                         DAMAC TECHNOLOGY PARTNERS, LP

                         By: /s/ Mohammed Sajwani
                             --------------------------------------------
                             Name: Mohammed Sajwani
                             Title: Director of General Partner


                 [Purchase Agreement Signature Pages Continue]

                         DAMAC INVESTORS (XI) INC.

                         By: /s/ Mohammed Sajwani
                             --------------------------------------------
                             Name: Mohammed Sajwani
                             Title: Director


                 [Purchase Agreement Signature Pages Continue]

                         DAMAC INVESTORS (XII) INC.

                         By: /s/ Mohammed Sajwani
                             --------------------------------------------
                             Name: Mohammed Sajwani
                             Title: Director

                 [Purchase Agreement Signature Pages Continue]

                         BAYVIEW 2000, L..P.


                         By: /s/ Dana Welch
                             --------------------------------------------
                             Name: Dana Welch
                             Title: CFO & General Counsel



                 [Purchase Agreement Signature Pages Continue]

                         VALHALLA CAPITAL, L.P.
                         VALHALLA CAPITAL MANAGEMENT & LLC, GP

                         By: /s/ Nancy Casey
                             --------------------------------------------
                             Name: Nancy Casey
                             Title: Managing Member

                         WHEATLEY FOREIGN PARTNERS, L.P.
                         By: Wheatley Partners, LLC, General Partner

                         By: /s/ Jonathan Lieber
                             --------------------------------------------
                             Name: Jonathan Lieber
                             Title: Vice President

                         WHEATLEY PARTNERS II, L.P.
                         By: Wheatley Partners, LLC, General Partner

                         By: /s/ Jonathan Lieber
                             --------------------------------------------
                             Name: Jonathan Lieber
                             Title: Vice President

                         WHEATLEY PARTNERS III, L.P.
                         By: Wheatley Partners, LLC, GP

                         By: /s/ Nancy Casey
                             --------------------------------------------
                             Name: Nancy Casey
                             Title: Member

                         WHEATLEY ASSOCIATES III, L.P.
                         By: Wheatley Partners, LLC, GP

                         By: /s/ Nancy Casey
                             --------------------------------------------
                             Name: Nancy Casey
                             Title: Member

                         WHEATLEY FOREIGN PARTNERS III, L.P.
                         By: Wheatley Partner, LLC, GP

                         By: /s/ Nancy Casey
                             --------------------------------------------
                             Name: Nancy Casey
                             Title: Member

                 [Purchase Agreement Signature Pages Continue]

                         WHEATLEY PARTNERS, L.P.
                         By: Wheatley Partners, LLC, General Partner

                         By: /s/ Jonathan Lieber
                             --------------------------------------------
                             Name: Jonathan Lieber
                             Title: Vice President

                         FIRST RESERVE FUND VII, LIMITED PARTNERSHIP, a Delaware limited partnership

                         By: First Reserve GP VII, L.P., a Delaware limited
                             partnership, its general partner

                         By: First Reserve Corporation, a Delaware corporation,
                             its general partner

                         By: /s/ Will Honeybourne
                             --------------------------------------------
                             Name: Will Honeybourne
                             Title: Managing Director


                         FIRST RESERVE FUND VIII, L.P., a Delaware limited partnership

                         By: First Reserve GP VIII, L.P., a Delaware limited
                             partnership, its general partner

                         By: First Reserve Corporation, a Delaware corporation,
                             its general partner

                         By: /s/ Will Honeybourne
                             --------------------------------------------
                             Name: Will Honeybourne
                             Title:  Managing Director


                 [Purchase Agreement Signature Pages Continue]

                         HRLD VENTURE PARTNERS I, L.P.

                         By:  HRLD Corporation
                              Its General Partner

                         By: /s/ John B. Spirtos
                             --------------------------------------------
                             Name: John B. Spirtos
                             Title:


                         HRLD VENTURE PARTNERS II, L.P.

                         By:  HRLD Corporation
                              Its General Partner

                         By: /s/ John B. Spirtos
                             --------------------------------------------
                             Name: John B. Spirtos
                             Title:

                         OPTICAL CAPITAL GROUP, LLC

                         By: /s/ John B. Spirtos
                             --------------------------------------------
                             Name: John B. Spirtos
                             Title:  Managing Member



                 [Purchase Agreement Signature Pages Continue]

                         CONNECTICUT INNOVATIONS, INCORPORATED

                     LD  By: /s/ Victor R. Budnick
                             --------------------------------------------
                             Name: Victor R. Budnick
                             Title:  President and Executive Director

                         CONNECTICUT INNOVATIONS/WEBSTER LLC

                         By: Innovations Webster Management LLC,
                             Its Manager

                         By: Connecticut Innovations, Incorporated,
                             Its Member

                     LD  By: /s/ Victor R. Budnick
                            ---------------------------------------
                             Name: Victor R. Budnick
                             Title:  President and Executive Director

                         CII/NEV LLC

                         By:  Innovations Management LLC
                              Its Manager

                         By:  Connecticut Innovations, Incorporated
                              Its Member

                     LD  By: /s/ Victor R. Budnick
                             --------------------------------------------
                             Name: Victor R. Budnick
                             Title:   President and Executive Director

                         AXIOM VENTURE PARTNERS II
                         LIMITED PARTNERSHIP

                         By:  Axiom Venture Associates II Limited Liability
                              Company
                              Its General Partner

                         By: /s/ Alan Meadows
                             --------------------------------------------
                             Name: Alan Meadows
                             Title: General Partner

                 [Purchase Agreement Signature Pages Continue]

                         KS TEKNOINVEST V

                         By: /s/ Bjorn Bjora
                             --------------------------------------------
                             Name:  Bjorn Bjora
                             Title:   General Manager

                         KS TEKNOINVEST VI

                         By: /s/ Bjorn Bjora
                             --------------------------------------------
                             Name:  Bjorn Bjora
                             Title:  General Manager

                         GLADSTAD CAPITAL AS

                         By: /s/ Magne Nygaard
                             --------------------------------------------
                             Name:  Magne Nygaard
                             Title:  Financial Director

                         VENTUROS HOLDINGS AS

                         By: /s/ Asmund Slogedal
                             --------------------------------------------
                             Name:  Asmund Slogedal
                             Title:  Managing Director

                         GEZINA AS

                         By: /s/ Bjorn Bjora
                             --------------------------------------------
                             Name:  Bjorn Bjora
                             Title: Attorney in Fact

                         SELVAAG INVEST AS

                         By: /s/ Bjorn Bjora
                             --------------------------------------------
                             Name:  Bjorn Bjora
                             Title: Attorney in Fact


                 [Purchase Agreement Signature Pages Continue]

                         FURUHOLMES INVEST AS

                         By: /s/ Bjorn Bjora
                             --------------------------------------------
                             Name:  Bjorn Bjora
                             Title: Attorney in Fact

                         AIG PRIVATE BANK LTD

                         By: /s/ Bjorn Bjora
                             --------------------------------------------
                             Name:  Bjorn Bjora
                             Title: Attorney in Fact

                         VENTUROS I DA

                         By: /s/ Asmund Slogedal
                             --------------------------------------------
                             Name:  Asmund Slogedal
                             Title:  Managing Director

                         GEZINA AS DIREKTE

                         By: /s/ Bjorn Bjora
                             --------------------------------------------
                             Name:  Bjorn Bjora
                             Title: Attorney in Fact

                         HANDS ON MANAGEMENT AS

                         By: /s/ Asmund Slogedal
                             --------------------------------------------
                             Name:  Asmund Slogedal
                             Title: Managing Director

                         SVENNEVIK INVEST AS

                         By: /s/ Bjorn Bjora
                             --------------------------------------------
                             Name:  Bjorn Bjora
                             Title: Attorney in Fact



                 [Purchase Agreement Signature Pages Continue]

                         PRIVATE VENTURES LTD.


                         By: /s/ Magne Nygaard
                             --------------------------------------------
                             Name:  Magne Nygaard
                             Title: Atty. in Fact

                         /s/ Magne Nygaard
                         ________________________________________________
                         Magne Nygaard

                         /s/ Bjorn Bjora
                         ________________________________________________
                         Steinar Engelsen, by Bjorn Bjora his attorney-in-fact

                         /s/ Bjorn Bjora
                         ________________________________________________
                         Tore Mengshoel, by Bjorn Bjora his attorney-in-fact

                         /s/ Bjorn Bjora
                         ________________________________________________
                         Andreas Mollatt, by Bjorn Bjora his attorney-in-fact

                         /s/ Bjorn Bjora
                         ________________________________________________
                         Tom Lips, Bjorn Bjora
                                   Attorney in Fact

                 [Purchase Agreement Signature Pages Continue]

                         VEP, LLC


                         By: /s/  David Vogel
                             --------------------------------------------
                             Name:  David Vogel
                             Title:  Member

                         VPF CIDRA INVESTMENTS, LLC


                         By: /s/ David F. Palmer
                             --------------------------------------------
                             Name:  David F. Palmer
                             Title:  Managing Member

                         VPF CIDRA INVESTMENTS II, LLC


                         By: /s/ David F. Palmer
                             --------------------------------------------
                             Name:  David F. Palmer
                             Title:  Managing Member

                         PILOT HOLDINGS, L.P.


                         By: /s/ signature illegible
                             --------------------------------------------
                             Name:
                             Title:


                 [Purchase Agreement Signature Pages Continue]

Agreed to and accepted as to
Sections 8, 10 and 14 only:

/s/ F. Kevin Didden
--------------------------------------------
F. Kevin Didden


/s/ E. Phillip Pruett
--------------------------------------------
E. Phillip Pruett


/s/ Arthur Davidson Hay
--------------------------------------------
Arthur Davidson Hay


/s/ Alan D. Kersey
--------------------------------------------
Alan D. Kersey


/s/ Michael Grillo
--------------------------------------------
Michael Grillo


                 [Purchase Agreement Signature Pages Continue]

Agreed to and accepted as to
Sections 7, 8, 10 and 23 only:


/s/ David R. Huber
--------------------------------------------
David R. Huber

/s/ James R. Huber
--------------------------------------------
James R. Huber

/s/ David R. Huber
--------------------------------------------
David R. Huber, Trustee of the David
R. Huber Grantor Retained Annuity
Trust

/s/ Frederick J. Leonberger
--------------------------------------------
Frederick J. Leonberger

VELOCITY CAPITAL, LLC


By: /s/ David F. Palmer
   ------------------------------------------
   Name:  David F. Palmer
   Title:  Managing Member



                 [Purchase Agreement Signature Pages Continue]

Agreed to and accepted as to
Sections 7, 8, 10 and 23 only:


UNITED EASTERN INVESTMENT CORP.


By: /s/ Omar Z. Al Askari
   -----------------------------
   Name:  Omar Z. Al Askari
   Title:  President


SUMITOMO ELECTRIC INDUSTRIES, LTD.


By: /s/ Satoshi Otohata
   ------------------------------
   Name: Satoshi Otohata
   Title: Director & General Manager - International Business Division


                 [Purchase Agreement Signature Pages Continue]

Agreed to and accepted as to
Sections 7, 8, 10 and 23 only:

/s/ Bjorn Bjora
__________________________________
Bjorn Bjora

/s/ Asmund Slogedal
__________________________________
Asmund Slogedal

/s/ Bjorn Bjora
__________________________________
Tharald Brovig, by Bjorn Bjora his
 attorney-in-fact


SAND FINAS AS


By:/s/ Bjorn Bjora
   ----------------------------------
   Name:  Bjorn Bjora
   Title: Attorney in Fact

EIKEN INVEST 97 AS


By:/s/ Bjorn Bjora
   ----------------------------------
   Name:  Bjorn Bjora
   Title: General Manager

EIKEN INVEST 98 AS


By:/s/ Bjorn Bjora
   ----------------------------------
   Name:  Bjorn Bjora
   Title: General Manager


                 [Purchase Agreement Signature Pages Continue]

Agreed to and accepted as to
Sections 7, 8, 10 and 23 only:


EIKEN INVEST 99 AS


By: /s/ Bjorn Bjora
    -----------------------------
    Name: Bjorn Bjora
    Title: Attorney in Fact


AS LENE


By: /s/ Bjorn Bjora
    -----------------------------
    Name:
    Title:

GJARM INVEST AS


By:/s/ Magne Degrard
   -----------------------------
   Name: Magne Degrard
   Title: Attorney in Fact



                    [Purchase Agreement Signature Pages End]

                                  SCHEDULE 1

                                   SCHEDULE 2

                                NAME AND ADDRESS

1.   F. Kevin Didden
     391 S. Main Street
     Wallingford, CT 06492

2.   E. Phillip Pruett
     8915 Rosedale Highway
     Bakersfield, CA 93308

3.   Arthur Davidson Hay
     35 Brookside Place
     Cheshire, CT 06410

4.   Alan D. Kersey
     75 Taylor Town Road
     South Glastonbury, CT 06073

5.   Michael Grillo
     40 Great Ring Road
     Sandy Hook, CT 06482

                                   SCHEDULE 3

                                NAME AND ADDRESS

1.  David R. Huber
    3637 Sycamore Valley Run
    Glenwood, MD 21738

2.  James R. Huber
    2273 N. 470 E
    Provo, UT 84604

3.  David R. Huber and Debra R. Huber,
    Trustees of the David R. Huber Grantor
    Retained Annuity Trust
    3637 Sycamore Valley Run
    Glenwood, MD 21738

4.  Dr. Frederick Leonberger
    417 Stanley Drive
    Glastonbury, CT 06033

5.  Velocity Capital, LLC
    Attn: David F. Palmer
    525 West Monroe Street
    Suite 1600
    Chicago, IL  60661-3693

6.  United Eastern Investment Corp.
    Attn: John D'Souza
    Suite 101 Tessco Building
    Zayed IInd Street
    P.O. Box 277
    Abu Dhabi, U.A.E.

7.  Sumitomo Electric Industries, Ltd.
    Attn: Nobuki Mori, Assistant Manager
    Strategic Planning Group
    International Business Division
    1-3-12, Motoakasaka
    Minato-ku
    Tokyo, 107-8468
    Japan

8.  Bjorn Bjora
    Grev Wedels Plass 5
    P.O. Box 556 Sentrum
    0151 Oslo
    Norway

9.  Asmund Slogedal
    Ovre Slottsgate 25
    0103 Oslo
    Norway

10. Tharald Brovig
    c/o Bjorn Bjora
    Grev Wedels Plass 5
    P.O. Box 556 Sentrum
    0151 Oslo
    Norway

11. Sand Finas AS
    c/o Teknoinvest Management AS
    Grev Wedels Plass 5
    P.O. Box 556 Sentrum
    0151 Oslo
    Norway

12. Eiken Invest 97 AS
    c/o Teknoinvest Management AS
    Grev Wedels Plass 5
    P.O. Box 556 Sentrum
    0151 Oslo
    Norway

13. Eiken Invest 98 AS
    c/o Teknoinvest Management AS
    Grev Wedels Plass 5
    P.O. Box 556 Sentrum
    0151 Oslo
    Norway

14. Morvold-Farsund AS
    c/o Teknoinvest Management AS
    Grev Wedels Plass 5
    P.O. Box 556 Sentrum
    0151 Oslo
    Norway

15. AS Lene
    c/o Teknoinvest Management AS
    Grev Wedels Plass 5
    P.O. Box 556 Sentrum
    0151 Oslo
    Norway

16. Gjarm Invest AS
    c/o Teknoinvest Management AS
    Grev Wedels Plass 5
    P.O. Box 556 Sentrum
    0151 Oslo
    Norway

                                   SCHEDULE 4

  The "Amerindo Group" for purposes of this Agreement shall include the following Investors listed on Schedule 1 hereto:

James Stableford

Anthony Ciulla

Joaquin Garcia-Larrieu

Marc Weiss

Daniel Chapey

Vertex Capital II, LLC

Vertex Capital III, LLC

Mitchell Bartlett

William F. Hartfiel, III

Emerging Technology Portfolio

Amerindo Internet Fund PLC

Amerindo Technology Growth Fund II Inc.

                                   SCHEDULE 5

The "MSD Group" for purposes of this Agreement shall include the following Investors listed on Schedule 1 hereto:

MSD Select Sponsors Partnership, L.P.

MSD Portfolio, L.P. - Investments

MSD EC I, LLC

Double Mako Investments, LLC

Tintoretto Investments, LLC